UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
(Name of Registrant as Specified In Its Charter)

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 Argo House
110 Pitts Bay Road
Pembroke HM 08, Bermuda

 NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

The Annual General Meeting (the "Annual General Meeting") of Argo Group International Holdings, Ltd. ("Argo Group"), a Bermuda exempted company limited by shares, will be held on May 8, 2012 at 10:30 am local time at 110 Pitts Bay Road, Hamilton, Bermuda and at any adjournments or postponements thereof.

The Annual General Meeting is called for the following purposes:

1.
To elect three Class II directors to the Argo Group Board of Directors (the "Board" or "Board of Directors") for a term of three years (Proposal 1);

2.
To consider and approve an amendment and restatement of Argo Group's Bye-Laws (Proposal 2);

3.
To vote on a proposal to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers (Proposal 3);

4.
To consider and approve the recommendation of the Audit Committee of our Board of Directors that Ernst & Young LLP be appointed as our independent auditors for the fiscal year ending December 31, 2012 and to refer the determination of the independent auditors' remuneration to the Audit Committee of our Board of Directors (Proposal 4); and

5.
To take action upon any other matter that may properly come before the meeting or any adjournments thereof.

The Board has fixed the close of business on March 7, 2012 as the record date for determining those shareholders who will be entitled to vote at the Annual General Meeting.

The vote of each shareholder is important. I urge you to access the proxy materials on the internet or to request an electronic or a paper copy of them as promptly as possible. This will ensure that you will be able to complete your proxy card in a timely manner so that your shares will be voted at the Annual General Meeting.

By Order of the Board of Directors
David J. Doyle Secretary
March [ ], 2012

WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL GENERAL MEETING OR NOT, YOU ARE REQUESTED TO SUBMIT YOUR PROXY EITHER ELECTRONICALLY VIA THE INTERNET OR TELEPHONE AS DESCRIBED ON THE PROXY CARD OR, IF YOU REQUEST A PAPER COPY, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.

Argo House
110 Pitts Bay Road
Pembroke HM 08, Bermuda

PART 1

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation by Argo Group International Holdings, Ltd. ("Argo Group" or the "Company") of the enclosed proxy to vote shares of Argo Group's Common Shares (the "Common Shares") at the Annual General Meeting of shareholders (the "Annual General Meeting") to be held on May 8, 2012, at 10:30 am local time at 110 Pitts Bay Road, Hamilton, Bermuda and at any postponements or adjournments thereof.

        As permitted by rules adopted by the United States Securities and Exchange Commission (the "SEC") and by the statutory provisions of the Companies Act 1981 of Bermuda, Argo Group is making this proxy statement, the proxy card and the annual report to shareholders (the "proxy materials") available to shareholders electronically via the Internet. A notice (the "Notice") which includes instructions on how to access and review the proxy materials and how to submit your proxy online will be mailed to shareholders beginning on or about March [            ], 2012. Shareholders may request a printed copy of the proxy materials by following the instructions included in the Notice. In addition Argo Group will post copies of the 2011 Annual Report on Form 10-K and this proxy statement on its web site at www.argolimited.com. The reference to Argo Group's web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

        The Annual General Meeting to which the Notice and this proxy statement apply is being convened solely for the purposes discussed in this document. Shares represented by duly executed proxies in the accompanying form received before the Annual General Meeting will be voted at the Annual General Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of Argo Group either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual General Meeting who expresses a desire to vote in person. If a shareholder specifies a choice on any matter to be acted upon by means of the ballot provided in the accompanying proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of the proposals set forth in the Notice, subject to limitations prohibiting brokers from voting on certain matters on behalf of their clients absent specific instructions (so called "broker non-votes" as described below in this Proxy Statement).

        Argo Group will bear the cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith. Our directors, officers and employees may solicit proxies orally or in writing, without additional compensation. Argo Group will also request that banks, brokerage houses and other custodians, nominees and fiduciaries send proxy materials to the beneficial owners of Argo Group Common Shares and will, if requested, reimburse the record holders for their reasonable out-of-pocket expenses in so doing.

VOTING SECURITIES AND VOTING RIGHTS

Securities Outstanding

        March 7, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournments or postponements thereof. On that date, there were 26,145,170 Common Shares issued, outstanding and entitled to vote. Argo Group has no other voting securities outstanding. Pursuant to Argo Group's Bye-Laws, a majority of all the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual General Meeting.

        Each shareholder of record is entitled to one vote per share held on all matters submitted to a vote of shareholders. Proposals in this proxy statement will be decided as follows:

  1.
  In accordance with our Bye-Laws, proposals 1, 2 and 4 will be decided by an ordinary resolution; that is, a resolution passed by a simple majority of votes entitled to vote on such matter cast in person or by proxy.

  2.
  Proposal 3 will be approved on an advisory, non-binding basis if it is passed by a simple majority of votes entitled to vote on such matter cast in person or by proxy.

        A resolution put to a vote at the Annual General Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to our Bye-Laws. Shares represented at the Annual General Meeting whose votes are withheld on any matter, shares that are represented by "broker non-votes" (that is, shares held by brokers or nominees that are represented at the Annual General Meeting but with respect to which the broker or nominee has not received voting instructions from the beneficial owner and is not empowered to vote on a particular proposal) and the shares that abstain from voting on any particular matter are not included in the tabulation of the shares voting on such matter, but are counted for quorum purposes. Member brokerage firms of the New York Stock Exchange, Inc. that hold shares in street name for beneficial owners, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, may vote in their discretion upon the proposal for the ratification of the appointment of Ernst & Young LLP and the proposal to vote on the amendment and restatement to Argo Group's Bye-Laws.

        Under our Bye-Laws, no "U.S. Person" (as that term is defined in our Bye-Laws) that owns our shares directly or indirectly through foreign entities is entitled to exercise voting power on a matter (either directly or through a person whose ownership of shares in us is attributed to such U.S. Person) that equals or exceeds 9.5% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held by such U.S. Person directly or through attribution.

CORPORATE GOVERNANCE

Director Independence

        The Board of Directors has determined that each of its directors except Mark E. Watson III, the Chief Executive Officer of Argo Group, is "independent" in accordance with the applicable corporate governance requirements of the listing rules of the Nasdaq Stock Market ("Nasdaq") as currently in effect.

Board Leadership Structure

        The Board of Directors has chosen to separate the position of Principal Executive Officer (held by the Company's Chief Executive Officer) from the position of Board Chairman. The Company believes that this separation of positions is the most appropriate structure for effectively dealing with both management and risk oversight because it creates a lead director that is independent from management whose job duties include, but are not limited to, chairing meetings of the independent directors.

Corporate Governance Guidelines and Code of Conduct and Business Ethics

        The Board of Directors has adopted Corporate Governance Guidelines and a Code of Conduct and Business Ethics (the "Code of Conduct") that applies to all its directors, officers and employees, including the principal executive officer and the principal financial officer, copies of which are available on the Company's web site at www.argolimited.com. In addition, copies of the Code of Conduct can be obtained, free of charge, upon written request to Investor Relations, 110 Pitts Bay Road, Pembroke HM 08, Bermuda. Any amendments to or waivers of the Code of Conduct that apply to the Company's Board or its executive officers will be disclosed on the web site. The reference to the Company's web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Committees and Meetings of the Board of Directors

        During 2011, the standing committees of the Board of Directors were the Executive Committee, the Audit Committee, the Investment Committee, the Human Resources Committee, and the Nominating Committee. In addition to these standing committees, the Board of Directors assigned oversight of the Company's existing risk management framework to a Risk Committee of the Board of Directors in 2011. The Board of Directors has no other committees. The Board of Directors has adopted written charters for the Audit, Investment, Human Resources and Nominating Committees that specify the scope of each committee's responsibilities. Each Charter is available on the Company's web site at www.argolimited.com. The reference to the Company's web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

        During 2011, the Board of Directors met 4 times, the Audit Committee met 4 times, the Investment Committee met 4 times, the Human Resources Committee met 4 times, the Nominating Committee met 3 times, the Risk Committee met 2 times and the Executive Committee did not meet. During that time, all directors attended 75% or more of the meetings of the Board of Directors and of the Committees of the Board on which they served. The independent directors met in executive session 4 times.

        While Argo Group does not have a policy requiring directors to attend the Annual General Meeting, a meeting of the Board of Directors is customarily held on the same day as the Annual General Meeting and Argo Group encourages directors to attend the shareholder meeting. All of the directors attended the Company's Annual General Meeting held in May of 2011.

Executive Sessions of Independent Directors

        In order to promote open discussion among the independent directors, the Board of Directors schedules regular executive sessions at least 2 times each year in which those directors meet without management participation. Any interested party may contact the independent directors as a group by using the procedures set forth below under "Shareholder Communication with Board Members."

 Board Committees

  Executive Committee

        The Executive Committee consists of Messrs. Woods, De Leon, and Watson. The Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company.

  Audit Committee

        The Audit Committee consists of Messrs. Browne, De Leon, Josephson, Power and Ms. Nealon, each of whom is "independent" and meets the other requirements for audit committee membership as defined by applicable Nasdaq listing rules for audit committee members.

        The Audit Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting processes of the Company. Its primary responsibilities include (a) review of quarterly and annual financial results and other financial information of the Company, (b) the appointment, replacement, compensation and oversight of independent auditors, (c) review of all recommendations by the auditors with respect to accounting methods and internal controls of the Company, (d) review and advance approval of audit and non-audit services provided by the auditors and the scope of such audits and services, and (e) oversight of the performance of the Company's internal audit function. The Committee's role further includes discussing with Senior Management, Internal Audit and the independent auditors the Company's processes to manage its business and financial risk and processes for compliance with significant applicable legal and regulatory requirements. In addition, the Committee establishes procedures for complaints relating to accounting, internal accounting controls or auditing matters as well as procedures for confidential, anonymous submission by Company employees of any concerns regarding questionable accounting or auditing matters.

        In connection with performing its oversight role related to the audited consolidated financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee has:

  •
  reviewed and discussed the audited consolidated financial statements with management and with representatives from Ernst &Young LLP ("E&Y");

  •
  discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (Communication With Audit Committees) as adopted by the Public Company Accounting Oversight Board ("PCAOB"); and

  •
  received from E&Y the written disclosures and the letter regarding E&Y's independence as required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence and discussed the independence of E&Y with representatives of E&Y.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
Mural R. Josephson, Chairman
F. Sedgwick Browne
Hector De Leon
Kathleen A. Nealon
John R. Power, Jr.

  Audit Committee Financial Expert

        Mural Josephson is qualified as an "audit committee financial expert" within the meaning of applicable SEC rules and regulations governing the composition of the Audit Committee. In addition, the Audit Committee has determined that he has the appropriate experience and background to satisfy the "financial sophistication" requirements of Nasdaq's listing rules.

  Investment Committee

        The Investment Committee consists of Messrs. Cash, El-Hage, Tonelli, Watson and Woods. The Investment Committee assists the Board in the oversight of the Company's key investment objectives, strategies and policies. The

Committee is responsible for (a) approval of the Company's investment policies, strategies, and transactions and (b) review of the performance of the Company's investment portfolios. All investment transactions are ratified by the full Board of Directors.

  Human Resources Committee

        The Human Resources Committee consists of Messrs. Browne, Cash, De Leon, Power and Woods, each of whom is "independent" in accordance with the applicable corporate governance requirements of the listing rules of Nasdaq as currently in effect. Each member of the Human Resources Committee also qualifies as a "non-employee director" under Section 16 of the Exchange Act and as an "outside director" under 162(m) of the U.S. Internal Revenue Code. Discussions of the Human Resources Committee's role and the Company's Compensation Philosophy begin on page 23.

  Human Resources Committee Interlocks and Insider Participation

        None of the members of the Human Resources Committee during the fiscal year 2011 or as of the date of this proxy statement is or has been an officer or employee of the Company and no executive officer of the Company served on the Human Resources Committee or board of any company that employed any member of the Company's Human Resources Committee or Board of Directors.

  Board Risk Committee and Oversight

        The Board of Directors has the ultimate responsibility for approving and overseeing the Company's risk strategy, risk appetite and risk tolerance levels. Risk management is a collaborative effort of management, the Company's Board of Directors and several functions within the Company that are focused on risk, including risks associated with the Company's compensation plans. The Company's Risk Committee plays a key role in risk oversight. Prior to 2011, this committee consisted of senior management including the Company's Chief Executive Officer and its Chief Financial Officer, with the Head of Enterprise Risk Management reporting directly to it. In light of Argo Group's geographic and product expansion plans, and due to ever growing regulatory requirements and demands on an international scale, the Board of Directors decided to establish a Risk Committee consisting of all members of the Board. The Risk Committee met in the course of the fourth quarter to review, consider, and approve the Company's revised Corporate Governance Guidelines and its Compliance and Risk Management Policies and Procedures. The Risk Committee in its current composition will provide oversight of these subject matters and will continue to serve in this capacity unless and until the Board decides to convert it into a standing committee.

        The Company's risk management framework consists of 3 levels and begins at the departmental level. Each business department is charged with the task of identifying, assessing, measuring, monitoring, reporting, and mitigating risks associated with the department's respective functions and responsibilities. The Head of Enterprise Risk Management plays a key role in managing the next level by coordinating, facilitating, and overseeing the effectiveness and integrity of the Company's risk management activities. This function is also charged with establishing, maintaining and enhancing the methodology and tools used to identify and evaluate risks and, where risks are outside the Company's risk appetite or tolerance, ensuring that there is an appropriate response applied by the respective risk owner. The third level consists of the Company's Internal Audit department which independently assesses the effectiveness of the Company's risk management processes and practices, including the risks associated with the Company's compensation plans, by providing timely feedback and assurance on the effectiveness of the Company's risk management framework. The Head of Internal Audit reports directly to the Audit Committee.

        The Company believes that the foregoing corporate risk management framework and oversight activities are structured in a way that enables the Company to take an active approach to managing risks in an ever changing legal, regulatory, and business environment. Through the efforts of management, the Company's internal risk management functions and the Board of Directors, the Company believes it is able to avoid or mitigate unnecessary risks while accepting certain other risks which may be deemed beneficial to the Company and its shareholders.

  Nominating Committee

        The Nominating Committee consists of Messrs. Browne, Power and Woods, each of whom is "independent" in accordance with the applicable director independence rules of Nasdaq as currently in effect. The purpose of the Nominating Committee is to (a) establish criteria for Board member selection and retention, (b) identify individuals qualified to become Board members, (c) recommend to the Board individuals to be nominated or re-nominated for election as directors, and (d) recommend directors for appointments to one or more of the Board's standing committees. The Committee is also charged with establishing the evaluation criteria and implementing an evaluation process applied by the Board and each Committee in its self-evaluation process.

  Director Qualifications and Diversity

        The Nominating Committee assesses several factors when evaluating director nominees including, but not limited to, the current needs of the Board and the nominee's: (i) integrity, honesty and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Nominating Committee will ultimately recommend nominees that it considers to be fit and proper who will enhance the Board's ability to oversee, in an effective manner, the management of the affairs and business of the Company as it evolves into a complex, global enterprise. While the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating Committee seeks a diverse and appropriate balance of members who have the experience, qualifications, attributes and skills that are necessary to oversee a publicly traded, financially complex, growth oriented, international organization that operates in multiple jurisdictions when considering the overall composition of the Board. In addition, the Nominating Committee seeks directors with experience in a variety of professional disciplines and business ventures that can provide diverse perspectives on the Company's operations. The Committee evaluates the types of backgrounds that are needed to strengthen and balance the Board based on the foregoing factors and will nominate candidates to fill vacancies accordingly. For a discussion of the specific experiences, qualifications, attributes or skills that led the Nominating Committee to conclude that each director should serve on the Company's Board of Directors, see the biographical information section beginning on page 10.

  Process for Nominating Directors

        The Nominating Committee identifies director nominees from various sources such as officers, directors, shareholders and third party consultants to assist in identifying and evaluating potential nominees. The Nominating Committee will consider and evaluate a director candidate recommended by a shareholder in the same manner as a candidate recommended by a current director.

        Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Company. To make a director nomination at the 2013 Annual General Meeting, a shareholder must follow the same procedures required for submitting a shareholder proposal. See "Shareholder Proposals for 2013 Annual General Meeting" beginning on page 42. Notices should be sent to Argo Group International Holdings, Ltd. c/o David J. Doyle, Secretary, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Any such notice must also meet certain other requirements specified in our Bye-Laws.

Shareholder Communication with Board Members

        The Company has a process for shareholders to communicate with the Board of Directors, a specific director or the non-management or independent directors as a group. Shareholders may send written communications to Argo Group International Holdings, Ltd. c/o David J. Doyle, Secretary, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The Secretary will review the communication and forward such communication to the individual director or directors to whom the communication is directed, if any. If the communication does not specify a recipient, the Secretary will forward it to the full Board of Directors or to the director or directors the Secretary believes is most appropriate.

Related Person Transactions

  Policy for Evaluating Related Person Transactions

        The Board of Directors has adopted a written policy relating to the Audit Committee's review and approval of transactions with related persons that are required to be disclosed in proxy statements by SEC regulations ("related person transactions"). A "related person" is defined under the applicable SEC regulation and includes our directors, executive officers and 5% or more beneficial owners of our Common Shares. Management administers procedures adopted by the Board of Directors with respect to related person transactions and the Audit Committee reviews and approves all such transactions. At times, it may be advisable to initiate a transaction before the Audit Committee has evaluated it, or a transaction may begin before discovery of a related person's participation. In such instances, management consults with the Chairman of the Audit Committee to determine the appropriate course of action. Approval of a related person transaction requires the vote of the majority of disinterested directors on the Audit Committee. In approving any related person transaction, the Audit Committee must determine that the transaction is fair and reasonable to the Company. The Audit Committee periodically reports on its activities to the Board of Directors. The written policy relating to the Audit Committee's review and approval of related person transactions is available on our web site at www.argolimited.com. The reference to the Company's web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

        The Audit Committee has determined that there were no related person transactions with the Company during 2011.

BENEFICIAL OWNERSHIP

Security Ownership of Principal Shareholders and Management

        The following table sets forth certain information regarding the beneficial ownership of Argo Group common shares ("Common Shares") as of March 7, 2012 of each person known to Argo Group to beneficially own more than 5% of the Common Shares.

	Common Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Wells Fargo & Company / MN 420 Montgomery Street San Francisco, CA 94104	3,133,161	(1)	11.67%
Dimensional Fund Advisors LP Palisades West 6300 Bee Cave Road, Building One Austin, TX 78746	2,252,689	(1)	8.39%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	1,520,574	(2)	5.67%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvem, PA 19355	1,465,925	(1)	5.46%
(1)
The information for these beneficial owners is based on information as of 12/31/2011 reported on a Schedule 13G filed with the Securities and Exchange Commission.

•
The Wells Fargo & Company Form 13G was filed on behalf of a number of its subsidiaries. Certain of these shares are shared in terms of voting and /or dispositive power by various subsidiaries including with Wells Capital Management Incorporated and the number of shares shown is the aggregate amount owned beneficially by each.

•
Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the "Funds"). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, "Dimensional") possess voting and/or investment power over the securities of Argo Group that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of Argo Group held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

•
The Vanguard Group, Inc.'s Form 13G includes 44,067 shares beneficially owned by Vanguard Fiduciary Trust Company ("VFTC"), a wholly owned subsidiary of The Vanguard Group, Inc., as a result of it serving as investment manager of collective trust accounts. VFTC directs the voting of these shares.

(2)
The information for this beneficial owner is based on information as of 7/31/2011 reported on a Schedule 13G filed with the Securities and Exchange Commission.

•
The BlackRock, Inc. Form 13G was filed on behalf of a number of its subsidiaries.

        The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of March 7, 2012 of (i) each director of Argo Group, (ii) each individual who has been identified as a Named Executive Officer ("Named Executive Officer" or "NEO") of Argo Group or its subsidiaries, and (iii) all directors and individuals who have been identified as executive officers of Argo Group or its subsidiaries as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)(2)	Percent of Class (1)

Gary V. Woods	26,333	*
F. Sedgwick Browne	24,589	*
H. Berry Cash	24,262	*
Hector De Leon	24,783	*
Nabil N. El-Hage	5,000	*
Mural R. Josephson	20,607	*
Kathleen A. Nealon	5,000	*
John R. Power, Jr	25,684	*
John H. Tonelli	10,000	*
Mark E. Watson III	638,199	2.38%
Jay S. Bullock	118,128	*
Barbara C. Bufkin	98,342	*
Andrew Carrier	55,706	*
Julian Enoizi	918	*
Total(a)	1,076,633	4.01%
(a)
All directors and individuals identified as executive officers of Argo Group and its subsidiaries as a group (13 persons)

*
Less than 1% of the outstanding Common Shares

(1)
The information in this table is based on information supplied directly to Argo Group by directors and on information reported on Forms 3, 4 or 5 or on any Schedule 13G filed with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares to which the person has the right to acquire beneficial ownership within 60 days of the Record Date, including stock options that were exercisable on March 7, 2012 or that become exercisable within 60 days after March 7, 2012. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Includes the following shares to which the person has the right to acquire beneficial ownership within 60 days, including stock options that were exercisable on March 7, 2012 or that become exercisable within 60 days after March 7, 2012: Mr. Woods – 21,742; Mr. Browne – 20,857; Mr. Cash – 21,742; Mr. De Leon – 21,742; Mr. El-Hage – 5,000; Mr. Josephson – 19,857; Ms. Nealon – 5,000; Mr. Power – 21,742; Mr. Tonelli – 10,000; Mr. Watson – 323,409; Mr. Bullock – 89,918; Ms. Bufkin – 82,766, Mr. Carrier – 50,318, and Mr. Enoizi – 0.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors, executive officers and holders of more than 10% of Common Shares to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of Argo Group's securities. Argo Group believes that during 2011 all reports for the registrant's executive officers, directors and 10% shareholders that were required to be filed under Section 16(a) of the Exchange Act were timely filed.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Bye-Laws provide for the election of directors by our shareholders. Each class of directors serves for a term of three (3) years. In accordance with the Bye-Laws, our Board of Directors is divided into three classes (Classes I, II and III). The classes are determined by dividing the number of directors by 3. If this results in a whole number, there will be an equal number of directors in each class. If this results in a fraction of 1/3, one additional director will be placed into Class III. If this results in a fraction of 2/3 one director will be placed into Class II and one into Class III. The Company's Bye-Laws further provide that the Board may re-designate directors to different classes so that they conform to the preceding formula. A classified board structure is common among Bermuda domiciled companies and is consistent with the board structure of the Company's peer group.

        Three Class II directors are to be elected at the 2012 Annual General Meeting. The Nominating Committee has nominated Nabil N. El-Hage, Mural R. Josephson and Gary V. Woods, each of whom is presently serving on the Board, to stand for re-election as Class II directors. If elected, the three nominees will serve as Class II directors for three-year terms until the Annual General Meeting of shareholders in 2015 or until their successors have been elected and qualified. It is intended that proxies will be voted in favor of these persons. If, for any reason, any of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the proxies will be voted for the election of a substitute nominee in accordance with the judgment of the proxy holder.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS AND, UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR SUCH NOMINEES AS DIRECTORS.

Biographical information for the three Class II nominees to be elected this year:

        Nabil N. El-Hage (53) was appointed as a director of the company in February 2011. Mr. El-Hage founded Academy of Executive Education, LLC, an independent provider of executive education programs to institutional clients, and has served as its chairman since June 2011. From June 2010 to June 2011, Mr. El-Hage was an independent consultant specializing in the corporate governance area. During 2009 and 2010, Mr. El-Hage served as Senior Associate Dean for External Relations and Adjunct Professor of Business Administration at Harvard Business School. From 2005 until June 2009, Mr. El-Hage was a Professor of Management Practice at Harvard Business School in the Finance Area. From January 2003 to June 2005, he was a Senior Lecturer at Harvard Business School. Mr. El-Hage originally joined the faculty of Harvard Business School in 1984. Prior to 2003, Mr. El-Hage gained experience in venture capital and private equity with TA Associates, Levant Capital Partners, and Advent International, as well as operating experience as the Chief Financial Officer of The Westwood Group, Inc. He also served from 1995 to 2003 as Chairman and from 1995 to 2002 as Chief Executive Officer of Jeepers! Inc., a private equity-financed national chain of indoor theme parks. Mr. El-Hage has been a trustee of the MassMutual Premier Funds since 2003, a trustee of the MML Series Investment Fund II since 2005, and a trustee of the MassMutual Select Funds and the MML Series Investment Fund since 2012. Mr. El-Hage was also the Chairman of the Premier and MML II Funds from 2006 to 2011. From May 2007 until July 2010, Mr. El-Hage was also a director of Virtual Radiologic Corporation. Mr. El-Hage's diverse areas of expertise, including his unique knowledge of management, finance, and corporate governance practices, allow him to bring a great deal of knowledge and perspective to the Company.

        Mural R. Josephson (63) continued as a director of the Company following the merger of Argonaut Group and PXRE in August 2007. Mr. Josephson had been a director of PXRE since August 2004. Mr. Josephson retired from Kemper Insurance Companies ("Kemper") in 2002. During his 5-year tenure at Kemper, he held key management positions, including senior vice president and chief financial officer and senior vice president of finance. Prior to joining Kemper, Mr. Josephson held several senior level positions at KPMG, including 19 years as an audit partner. While at KPMG, he was a member of the National Insurance Practice Committee and a member of the Professional Practice Review Committee. Mr. Josephson has been a director of Health Markets, Inc., an insurance holding company, since May of 2003 and is currently chairman of its Audit Committee. He has also been a director of SeaBright Holdings, Inc., a NYSE traded insurance holding company, and its wholly owned subsidiary, SeaBright Insurance Company, since July of 2004 and is the Chairman of its Audit Committee. In addition to his historical knowledge of PXRE's operations and his extensive background in the insurance sector, Mr. Josephson brings to the Board experience, qualifications and skills that are specific to the Company's accounting, internal control and audit functions. Due to his background, Mr. Josephson also possesses financial reporting expertise and a level of financial sophistication that qualifies him as a financial expert in his role as the Chair of the Audit Committee.

        Gary V. Woods (68) became a director of the Company immediately following the merger of Argonaut Group and PXRE in August 2007. Mr. Woods had been a director of Argonaut since March 2000 and Chairman of the Board of Directors of Argonaut since April 2001. Mr. Woods has been President of McCombs Enterprises since 1979. He also serves on the boards of directors of the Southwest Research Institute and the Cancer Therapy and Research Center Foundation. Mr. Woods brings to the Board an entrepreneurial background with experience in overseeing complex business organizations. As President of McCombs Enterprises, Mr. Woods has successfully funded and promoted numerous growth companies in a diverse array of industries, both domestically and internationally, providing him with the necessary skills and qualifications to serve as the Chairman of the Company's Board of Directors.

Biographical information for the directors whose terms will expire in 2013 and 2014:

The following biographical information is for the four Class III directors whose terms will expire in 2013:

        F. Sedgwick Browne (69) continued as a director of the Company following the merger of Argonaut Group and PXRE in August 2007. Mr. Browne had been a director of PXRE since 1999. Mr. Browne served as Vice-Chairman of the board of directors of PXRE from 2003 until the merger. He retired as counsel at Sidley Austin Brown & Wood LLP (now known as Sidley Austin LLP), a law firm, on September 30, 2004. Mr. Browne previously was a partner at Morgan, Lewis & Bockius LLP and prior thereto at Lord Day & Lord, Barrett Smith, where he specialized in the insurance and reinsurance industry. Mr. Browne is also a past trustee and director of the Swiss Reinsurance US Group and of the Winterthur Swiss Insurance US Group. In addition to his historical knowledge of PXRE's operations, Mr. Browne brings to the Board a corporate transactional background that is specific to the Company's operations in the insurance sector. Mr. Browne also possesses financial reporting expertise and the legal experience and qualifications necessary to guide the Company through the myriad of regulatory requirements currently imposed on publicly traded companies.

        Hector De Leon (65) became a director of the Company immediately following the merger of Argonaut Group and PXRE in August 2007. Mr. De Leon had been a director of Argonaut since February 2003. Mr. De Leon is the managing partner of De Leon & Washburn, P.C., a law firm in Austin, Texas, which he founded in 1977. Prior to 1977, Mr. De Leon was the General Counsel of the Texas State Insurance Board. From February 1985 to November 1997, Mr. De Leon served as a director of Titan Holdings, Inc., a publicly traded property and casualty insurance holding company. Mr. De Leon brings to the Board experience and skills relating to the insurance regulatory environment in which the Company operates combined with a corporate legal background. In addition, Mr. De Leon's experience includes prior service as a director of a publicly traded, growth oriented, specialty property and casualty insurance holding company.

        Kathleen A. Nealon (58) was appointed as a director of the Company in February 2011. Ms. Nealon's international career includes significant experience with risk management, compliance and regulatory issues with global companies. Ms. Nealon was the group head of legal and compliance at Standard Chartered Plc in London from 2001 until her retirement in 2004 where she also held additional international legal and compliance positions from 1992 to 2001. Prior to Standard Chartered Plc, Ms. Nealon practiced international banking and regulatory law in New York for 14 years. Ms. Nealon is also the Co-Chair of the European Advisory Board of Georgetown Law School and serves on the advisory council of the Institute of Business Ethics. Ms. Nealon also served on the boards of directors of Shire Plc from 2006 to 2010, Halifax Bank of Scotland Plc from 2004 to 2009 when it was merged into Lloyds Bank Plc. In addition, Ms. Nealon served on the board of directors of Cable and Wireless Communications Plc and its predecessor company, Cable and Wireless Plc, from 2005 until 2011. Ms. Nealon brings to the Board specialized expertise in the areas of corporate governance, compliance and risk management specific to the banking and financial services industry.

        John H. Tonelli (47) became a director in 2010. Mr. Tonelli has been the Chief Executive Officer of Advanced Global Investments, Ltd., a New York based investment company with holdings in Eastern Europe, the Middle East and Latin America, since 2009. Mr. Tonelli has over twenty years of experience in finance, working both as an investment banker and as an attorney. Mr. Tonelli has advised the governments of Argentina, Chile, Paraguay and Uruguay on a wide variety of matters, including privatizations, debt and equity financings, and infrastructure projects. He has been a director of Converse Bank since August, 2009. From 2003 to 2009, Mr. Tonelli was a Senior Managing Director with J.P. Morgan & Co., Inc. and Bear Stearns & Co. Inc. where he was Head of International Project Finance and Emerging Markets Structured Finance. From 1999 to 2003, he was the founder and chief executive officer of International Venture Partners, LLC, an NASD member broker-dealer specializing in emerging markets. From 1992 to 1999, Mr. Tonelli was an attorney with Cadwalader, Wickersham & Taft where he was head of the Latin American practice group and founded the firm's project finance group. Mr. Tonelli brings to the Board specialized expertise in finance and emerging markets that will benefit the Company's international growth strategy.

The following biographical information is for the three Class I directors whose terms will expire in 2014:

        H. Berry Cash (73) became a director of the Company immediately following the merger of Argonaut Group and PXRE in August 2007. Mr. Cash had been a director of Argonaut since May 2005. Mr. Cash has been a general partner of InterWest Partners, a venture capital fund, since 1985. Mr. Cash has also served on the board of directors of Ciena Corporation since April 1994, Silicon Laboratories Inc. since December 1997, and First Acceptance Corporation since November 1996. Mr. Cash also served as a director of i2 Technologies, Inc. from January 1996 until April of 2009. In addition to his capital raising experience, Mr. Cash brings to the Board a strong background in information technology, which plays an integral role in the Company's operations. Due to his experience in the venture capital sector, Mr. Cash also brings perspectives to the Board associated with the capitalization and management of organizations through the corporate life cycle.

        John R. Power, Jr. (56) became a director of the Company immediately following the merger of Argonaut Group and PXRE in August 2007. Mr. Power had been a director of Argonaut since January 2000. He is currently President of the Patrician Group, a private investment firm located in Lisle, Illinois. Mr. Power has also been a director of certain financial subsidiaries of CNH Global, N.V. since January 1997. Mr. Power brings to the Board skills and attributes derived from a finance and commercial and investment banking background. In addition, due to his past and present service as a director of other publicly traded companies, Mr. Power has experience with the design and implementation of effective compensation programs that benefit the Company in his role as Chair of the Human Resources Committee. Mr. Power's prior service on the audit and executive committees of other publicly traded companies gives him a range of experiences and skills that compliment his current committee assignments with the Company.

        Mark E. Watson III (47) became a director of the Company immediately following the merger of Argonaut Group and PXRE in August 2007. He has been President and Chief Executive Officer of Argo Group since the merger. He was President and Chief Executive Officer of Argonaut from January 2000 until the merger after having joined Argonaut as a director in June of 1999. He was a principal of Aquila Capital Partners, a San Antonio, Texas-based investment firm from 1998 to 1999 and served from 1992 to 1997 as a director and Executive Vice President, General Counsel and Secretary of Titan Holdings, Inc., a publicly traded property and casualty insurance holding company. Prior to that, Mr. Watson was an attorney with the New York based law firm Kroll & Tract from 1989 to 1992 where he represented international insurance and reinsurance companies. Due to his lengthy tenure, having previously held several executive positions at Titan Holdings, Inc. which was ultimately sold to USF&G Specialty Insurance Company, Mr. Watson brings to the Board a wealth of experience in the specialty property and casualty insurance sector. In his role as President and Chief Executive Officer of the Company, Mr. Watson brings to the Board critical insight into the Company's operating environment and growth strategy. Mr. Watson has been a member of the Board of Governors of the Property Casualty Insurers Association of America since June 2005 and has been a director of Houston International Insurance Group, Ltd. since December 2010.

Non-Employee Director Compensation

(a) Name	(b) Fees Earned or Paid in Cash (1)	(c) Stock Awards	(d) Option Awards (2)	(e) All Other Compensation	(f) Total

Gary V. Woods (a) (e) (h)	$142,000	$0	$41,650	$0	$183,650

F. Sedgwick Browne (d) (h)	$123,000	$0	$41,650	$0	$164,650

H. Berry Cash (f) (h)	$115,000	$0	$41,650	$0	$156,650

Hector De Leon (b) (d) (h)	$125,000	$0	$41,650	$0	$166,650

Nabil N. El-Hage (f)	$74,250	$0	$41,650	$0	$115,900

Mural R. Josephson (c)	$119,000	$0	$41,650	$0	$160,650

Kathleen A. Nealon (d)	$81,750	$0	$41,650	$0	$123,400

John R. Power, Jr. (d) (g)	$138,000	$0	$41,650	$0	$179,650

John H. Tonelli (f)	$121,000	$0	$41,650	$0	$162,650

References next to each director's name in column (a) above refer to the applicable committee legend included in the committee fees section of the Non-Employee Director Fees Schedule on page 15. Amounts described in the tables above and below are for all periods during 2011.

1.
The following table details the breakdown of fees earned by all Argo Group non-employee directors during 2011, reported in column (b) of the preceding table.

Director	Cash Portion of Fees Earned for 2011 Service	Fees Earned for 2011 Service and Contributed to the Non-qualified Directors Deferred Compensation Plan	Total Fees Earned or Paid in Cash for 2011 Service

Gary V. Woods	$0	$142,000	$142,000

F. Sedgwick Browne	$123,000	$0	$123,000

H. Berry Cash	$115,000	$0	$115,000

Hector De Leon	$125,000	$0	$125,000

Nabil N. El-Hage	$0	$74,250	$74,250

Mural R. Josephson	$59,500	$59,500	$119,000

Kathleen A. Nealon	$40,875	$40,875	$81,750

John R. Power, Jr.	$69,000	$69,000	$138,000

John H. Tonelli	$121,000	$0	$121,000

        The aggregate number of stock units and stock option awards owned by each of the non-employee directors and outstanding at December 31, 2011 was:

Name	Stock Units (#)	Stock Options (#)

Gary V. Woods	9,967	23,242

F. Sedgwick Browne	3,298	22,357

H. Berry Cash	1,701	23,242

Hector De Leon	3,580	23,242

Nabil N. El-Hage	3,531	5,000

Mural R. Josephson	5,377	21,357

Kathleen A. Nealon	2,693	5,000

John R. Power, Jr.	6,858	23,242

John H. Tonelli	1,695	10,000

2.
The expense related to options is the ASC TOPIC 718 Fair Value on the grant date and is the maximum possible value.

Name	ASC TOPIC 718 Expense (a)	GAAP Fair Value on the Grant Date (b)	Market Value at 12/30/2011 (c)

Gary V. Woods	$31,322	$41,650	$0

F. Sedgwick Browne	$31,322	$41,650	$0

H. Berry Cash	$31,322	$41,650	$0

Hector De Leon	$31,322	$41,650	$0

Nabil N. El-Hage	$27,767	$41,650	$0

Mural R. Josephson	$31,322	$41,650	$0

Kathleen A. Nealon	$27,767	$41,650	$0

John R. Power, Jr	$31,322	$41,650	$0

John H. Tonelli	$31,329	$41,650	$0

(a)
ASC TOPIC 718 Expense is the amount expensed for 2011 in the financial statements which was previously used to value the grants for proxy purposes.

(b)
The GAAP Fair Value is the maximum possible ASC TOPIC 718 fair value on the grant date.

(c)
The Market Value at 12/30/2011 is equal to the difference between the grant date value of the grant and $28.96, the price at which the Company's common stock closed on December 30, 2011, multiplied by the number of shares in the grant. If the value is less than zero, it is reported as zero.

Argo Group Deferred Compensation Plan for Non-Employee Directors

        The Argo Group International Holdings Ltd. Deferred Compensation Plan for Non-Employee Directors was adopted on February 12, 2008. The plan provides that:

  a.
  A director may defer 0%, 50% or 100% of cash compensation. Deferred amounts are credited with interest, compounded quarterly at a rate 2% above the prime commercial lending rate.

  b.
  Argo Group will match 75% of the amount deferred. The Argo Group match will be converted into Stock Units based on the closing price of the Company's stock on the date that the deferred amount would otherwise be earned. The hypothetical value of a Stock Unit at any point in time will be equal to the market value of Argo Group stock on NASDAQ at the point in time.

  c.
  Distributions will occur six months after the date on which a participant ceases to be a member of the Board, the date on which a Change of Control occurs or December 1, 2017, whichever comes first, and will be made in cash.

  d.
  Each Director will receive an initial grant of 1,650 stock units.

Non-Employee Director Fees Schedule

Retainer (paid quarterly)	$75,000 annual retainer, paid quarterly, of which $40,000 ($10,000 per quarter) is paid subject to attendance at Board meetings.

Board Meetings	Travel and Attendance = $2,000 per day
Audit Committee Travel and Attendance = $1,000 per special meeting
Travel outside the U.S. at request of Chairman = $2,000 per day
Meeting of Executive Committee = $2,000 per special meeting
Meeting of the Nominating Committee = $2,000 per meeting

Committee fees (paid quarterly)	(a) Chair, Executive Committee = $15,000 annual retainer
(b) Member, Executive Committee = $8,000 annual retainer
(c) Chair, Audit Committee = $20,000 annual retainer
(d) Member, Audit Committee = $10,000 annual retainer
(e) Chair, Investment Committee = $10,000 annual retainer
(f) Member, Investment Committee = $8,000 annual retainer
(g) Chair, Human Resources Committee = $15,000 annual retainer
(h) Member, Human Resources Committee = $8,000 annual retainer

Director Stock Ownership

        All Argo Group directors are required to meet Argo Group's Stock Ownership Guidelines which are discussed on page 27 of the Compensation Discussion & Analysis.

PROPOSAL 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF BYE-LAWS

        Shareholders are asked to consider and approve amendments to the Company's Amended & Restated Bye-Laws. The proposed amendments relate to advance notice and information requirements for shareholders to bring proposals and director nominations before any meeting of our shareholders. The full text of the proposed Amended & Restated Bye-Laws incorporating the proposed amendments is attached to this proxy statement as Appendix I. The following summary of the proposed amendments is qualified in its entirety by reference to the text set forth in Appendix I, which text is incorporated herein by reference:

  •
  Under our existing Bye-Laws, shareholders must give notice to the Secretary of Argo Group of any nominations to Argo Group's board of directors or any other business proposed to be brought before any annual or special general meeting of shareholders not less than 60 days prior to such meeting. The Amended & Restated Bye-Laws proposed herein require, without regard to any adjournments or postponements of any meeting, such notice to be given (i) in the case of an Annual General Meeting, not more than one hundred and twenty (120) days nor less than ninety (90) days prior to the date of Argo Group's Annual General Meeting in the immediately preceding year and (ii) in the case of a Special General Meeting, not later than the close of business on the later of (A) the 60th day prior to the date of such meeting or (B) the close of business on the 10th day following the day on which a public announcement with respect to the date of such meeting is first made by Argo Group.

  •
  The Amended and Restated Bye-Laws proposed herein also require each shareholder making a proposal (including any nomination to Argo Group's board of directors) to be brought before any annual or special general meeting to provide certain additional information with respect to such shareholder, any beneficial owners on whose behalf the shareholder is making such proposal, the director nominee (if applicable), and each of their respective affiliates and associates, including (i) disclosure of derivative instruments and similar interests in Argo Group held by such party, (ii) disclosure of any short position or other transaction or agreement made by such party, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such party, or to increase or decrease the voting power or pecuniary or economic interest of such party, with respect to Argo Group's shares and (iii) a description of all agreements between or among such party and any other person or persons in connection with the proposal of any such business and any material interest of such party in such business, including any anticipated benefit therefrom to such party.

  •
  The Amended & Restated Bye-Laws proposed herein further provide that the bye-laws provide the exclusive means for a shareholder to bring business before a shareholder meeting, except for any shareholder proposal made in accordance with Rule 14a-8 of the Exchange Act, as amended, and that any business brought before a shareholder meeting must also comply with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder.

        We believe these additional disclosure and advance notice requirements benefit our shareholders by enabling us to take appropriate steps and have sufficient time to evaluate shareholder proposals and director nominees so that our board of directors can properly advise our shareholders. Historically, we have filed our proxy statement approximately 50 days prior to our annual general meeting to give our shareholders sufficient time to review and consider the proposals and other matters set forth in our proxy statement and we intend to continue this practice. Under our current bye-laws, such a timeline would leave us with as little as ten days to undertake the review and analysis necessary for our board of directors to determine the validity of a proposal or nomination and to undertake the necessary due diligence to further determine whether the proposal or nomination is in the best interests of our company and should be recommended for or against by our board of directors. We believe that the benefit to all of our shareholders of allowing our board the necessary time to review and consider any proposal or nomination significantly exceeds any adverse effect of moving the advance notice requirement from 60 days to 90 days, which we believe is a more typical requirement for publicly traded companies of our size.

        We further believe that the additional information required to be provided by the proposing or nominating shareholder(s) and any applicable board of directors nominee (and certain affiliates and associates of such parties) will aid our board of directors in collecting information necessary to review the nature of the proposal and any interests of the proposing shareholders or nominees that may differ from the interests of our company or our shareholders generally, as well as the qualifications and independence of any director nominee.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF ARGO GROUP'S BYE-LAWS. UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF THE PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR THE APPROVAL OF SUCH PROPOSAL.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY

        The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the "Dodd-Frank Act"), included a requirement that companies provide shareholders with an opportunity to vote on an advisory, non-binding basis on the compensation of the Company's NEOs, as disclosed in the Compensation Discussion & Analysis and related tables in the proxy statement in which the vote is included. This vote is on the compensation reported for the NEOs in the proxy for the prior year and has been named Say-on-Pay.

        As discussed more fully in the Executive Summary of the Compensation Discussion and Analysis section which begins on page 19 and the discussion which follows it, the Company's compensation program is intended both to retain superior, productive employees and to attract new talent necessary to continue the company's expansion both internationally and in the United States. The program is designed to align the interests and motivations of employees with the creation and protection of shareholder value. The program includes three main components: base salary, cash incentive awards and long-term incentive awards. The components of the program interact to provide both short-term and long-term incentives for our NEOs.

        We consider growth in book value per share as the most comprehensive assessment of our ability to create shareholder value. Since 2002, the Company's book value has grown at a compounded rate of 10.2% per year. In our view, this is the most relevant measurement period since it represents the point after which current management actions are most clearly reflected in the Company's financial results. During this time the Company transformed itself from being primarily a California-based workers compensation carrier to an international specialty carrier. The Company believes that its NEOs were instrumental in achieving these results and the compensation packages designed for them were intended both to reward them for their current achievements and to incent them to continue to excel in the future. Due to the unprecedented frequency of catastrophe activity during 2011, the Company recorded a decrease in book value of 3.8%. Nonetheless, we believe our record continues to compare well with any of our peers or direct competitors in terms of overall value creation, particularly given the extraordinary economic and market conditions facing our industry over the past several years. Accordingly, the Company requests shareholder approval of the following resolution:

        "RESOLVED, that the Company's Shareholders approve, on an advisory, non-binding basis, the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion included herein."

        An advisory vote is not binding upon the Company. However, the Human Resources Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders and will consider the outcome of the vote when making future compensation decisions related to the NEOs.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THIS PROPOSAL. IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF THE PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR THE APPROVAL OF SUCH PROPOSAL.

 NAMED EXECUTIVE OFFICERS

        The following table sets forth, for the individuals who are currently serving as NEOs of Argo Group and its subsidiaries, such person's name, age and position with Argo Group and its principal subsidiaries. Each such executive officer serves at the pleasure of the Board of Directors.

Name	Position	Age

Mark E. Watson III	President and Chief Executive Officer	47
Jay S. Bullock	Executive Vice President and Chief Financial Officer	47
Barbara C. Bufkin	Executive Vice President, Business Development	56
Andrew Carrier	Group Chief Underwriting Officer	50

Business Experience of Named Executive Officers

        Mark E. Watson III has been President and Chief Executive Officer of Argo Group since August 2007. He had previously been President and Chief Executive Officer of Argonaut since January 2000. A description of Mr. Watson's business experience can be found on page 12 where the biographical information for the three Class I directors whose terms will expire in 2014 is set forth.

        Jay S. Bullock was appointed Chief Financial Officer of Argo Group on May 13, 2008. He joined Argo Group from Bear Stearns & Co. Inc. where he was a Senior Managing Director and Head of Bear Stearns' Insurance Investment Banking Group. While at Bear Stearns, Mr. Bullock focused on the insurance sector. In this role, he advised on company acquisitions, mergers and sales as well as all forms of public and private financings and restructurings. During this period, he was an advisor to Argonaut Group, Argo Group's predecessor company, on a number of transactions. Prior to joining Bear Stearns in 2000, Mr. Bullock was a Managing Director at First Union Securities. He is an honors graduate of Southern Methodist University and received his MBA from The McColl School of Business, Queen's College, Charlotte, North Carolina. Mr. Bullock also holds the designation of Certified Public Accountant (CPA).

        Barbara C. Bufkin was appointed Senior Vice President, Business Development of Argo Group in August 2007 and was promoted to Executive Vice President in March 2011. She began working with Argonaut Group as a reinsurance consultant in 2001 and formally joined the company as Vice President, Corporate Business Development in September, 2002. In 2007, after the merger with PXRE, she agreed to relocate to Bermuda and assumed responsibility for new business strategies and development as well as ceded reinsurance for Argo Group. She has spent her entire career in reinsurance and insurance. Before she joined Argonaut, she held a number of senior positions with Swiss Re subsidiaries and a number of executive positions as a reinsurance intermediary with Sedgwick Group and EW Blanch. She graduated cum laude from the State University of New York at Buffalo, with a B.A. in Philosophy. She is an alumna of Leadership Texas, Stanford Executive Education, and Wharton Executive Education. She was a Director of the Southwestern Insurance Information Service for eight years. In 2000, she was nominated to the Texas Women's Hall of Fame and in 2004 she was selected to the Class of Leadership America.

        Andrew Carrier joined Argo Group as President of its Reinsurance Segment in June 2007 and led the formation of the Company's Bermuda based reinsurance company, Argo Re. In May 2009, Mr. Carrier assumed the role of Syndicate 1200's Director of Underwriting in addition to his responsibilities as President of Argo Re. In January 2011, Mr. Carrier became Chief Underwriting Officer of Argo Group. After graduating from Cambridge University with a degree in Modern Languages, Mr. Carrier joined the Kiln Group at Lloyd's in 1984. He became a Director of its Managing Agency in 1995 and was appointed Active Underwriter of its flagship Syndicate 510 and its catastrophe Syndicate 557 in 2000. While at Kiln, Mr. Carrier was Chairman of the Lloyd's International Reinsurance Committee and a member of the Lloyd's Underwriting Advisory Committee.

 COMPENSATION OF EXECUTIVE OFFICERS

        The information referenced in Item 11 of the Company's Form 10-K for the year ended December 31, 2011 can be found under the "Compensation Discussion and Analysis," "Executive Compensation" and "Human Resources Committee Interlocks and Insider Participation" headings of this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

        The business of underwriting insurance is cyclical. Because not all lines of business in all geographic regions follow the same path during a cycle, we believe that a company with a diverse underwriting platform, both by line of business and geography, is best positioned to succeed across the underwriting cycle. The existence of a diverse platform allows a company to deploy capital in the most attractive product lines while reducing its presence in lines where the competition is more aggressive. To this end, the Company has developed a platform with operations in Bermuda, the United States, the United Kingdom, Europe, Brazil and the Middle East offering products in both the insurance and reinsurance businesses. The Company is continuing to focus on both product and geographic expansion to add to the diversity of its operations.

        In 2011, the insurance industry recorded over $100 billion in losses from catastrophic events worldwide and the U.S. property and casualty industry experienced its largest underwriting loss since 2002 according to A.M. Best. Despite this unusual catastrophe activity, our losses were commensurate with our expectations for such events and the strength and integrity of our platform ensured that these significant catastrophes were within our capacity to manage. In addition, we made a strategic decision to reposition our property catastrophe portfolio by materially reducing our exposure to risks situated in geographies where returns are currently inadequate.

        During periods of intense competition and depressed prices, or soft markets, insurers often choose to examine and strengthen their strategies and platforms while constraining underwriting. We believe companies that are able to act quickly when a hard market materializes are likely to benefit the most from it. Accordingly, throughout the current prolonged soft market period, Argo Group has remained focused on initiatives intended to position the Company for success across the cycle and in the next hard market. As described below, we took steps to improve our financial strength and the capability and efficiency of our operations, we expanded our geographic footprint and we enhanced our support functions to reduce the time and cost of delivering our services.

2011 Performance

        During 2011 Argo Group's accomplishments included the following:

  •
  We continued to increase shareholder value and build financial strength:

  •
  We consider growth in book value per share as the most comprehensive assessment of our ability to create shareholder value. We believe the compound annual growth in our book value presents a compelling record. As shown in the table below, since 2002 our book value per share has compounded at an annual rate of 10.2%. In our view, this is the most relevant measurement period since it represents the point after which current management actions are most clearly reflected in the financial results. Due to the unprecedented frequency of catastrophe activity during 2011, the Company recorded a decrease in book value of 3.8%. Nonetheless, we believe our record continues to compare well with any of our peers or direct competitors in terms of overall value creation, particularly given the extraordinary economic and market conditions facing our industry over the past several years.

Our Track Record: Maximizing Shareholder Value
BVPS Growth Since 2002

    •
    The Company remains well capitalized. As we have said in the past, during periods of market contraction we may choose to return a portion of what we deem to be excess capital to our shareholders. To this end we repurchased $49.4 million or 1.6 million shares of our common stock, paid a regular quarterly dividend and made dividend payments of $.48 per share during 2011. Importantly, we were able to return this capital while maintaining our financial strength and retaining sufficient capital to support our existing operations and take advantage of opportunities as they arise.

  •
  We remained focused on improving the capabilities and efficiency of our operations:

  •
  Throughout 2011 we maintained our strategy of reducing written premium in sectors where pricing and risk selection were insufficient to produce an appropriate return on capital because we believe that underwriting discipline is paramount to weather the current economic downturn and associated soft market. We took advantage of this period of reduced underwriting volume to undertake an enterprise wide talent review and to upgrade the quality of our personnel at all levels in our underwriting and claims functions in all of our major business units. We also followed through on our announced initiative to make changes designed to optimize our organization's ability to expand and contract in response to market conditions in various sectors resulting in a more scalable and flexible platform. Part of this effort included completion of the previously announced reorganization of our operating platform for certain business units to improve the ease with which our customers and business partners interact with us. Accomplishments in 2011 included the following:

  •
  We completed several acquisitions and the launch of a variety of new programs in order to provide our distribution and risk bearing partners new products and better access to the services they need through a full-service national distribution network. Our Alteris subsidiary, formed in 2010 to serve as a complete solutions provider for MGA's, acquired the operating assets of SN Potter Insurance Agency, a boutique insurance program manager known for its industry-leading expertise in winery programs, which insures bonded and virtual wineries, vineyard estates, custom crush facilities and storage operations. Alteris' ARIS division, the world's first underwriter of title insurance for fine art and collectibles, also launched partnering initiatives with several of the world's top insurers serving the art industry. In addition, our Commercial Programs unit established a landscape and arborist program partnership tailored to the needs of landscape and arborist contractors that offers coverage for property, crime, inland marine, commercial auto and excess risks.

      •
      We completed internal and external realignments at our unified Colony Specialty business unit associated with the previously announced merger of our two E&S distribution lines, Colony and Argonaut Specialty. Our upgraded and streamlined E&S operation has been well received by our wholesale partners, who now have access to our complete line of E&S products through a revamped and easy to use intake system. These changes have also resulted in cost savings and improvements in our ability to quickly respond to changing market demands.

      •
      We finished building out a revamped product platform for Argo International following our announced re-underwriting of its existing book of business. These changes included the addition of a specialty division focused on energy, marine, cargo, yachts and hulls, and space and aviation.

    •
    We completed the initial stage of our initiatives to expand our geographic footprint and take advantage of emerging markets worldwide. Accomplishments in 2011 included the following:

    •
    In February, we opened a branch office in Paris to underwrite large specialty risks both through our Lloyd's syndicate as well as through local brokers. Focused initially on space and aviation lines, the Paris branch extended our reach into European markets.

    •
    In May, we completed the initial hiring of an experienced team to launch a new insurance company based in Sao Paulo, Brazil. Argo Seguros, which received its license in December, will serve the commercial insurance market in Brazil with a broad range of commercial property, casualty and specialty coverages in three business areas: Marine & Cargo, Financial Lines, and Property & Engineering.

    •
    In July, we received regulatory approval to operate a new subsidiary of Argo Re named Argo Re (DIFC), Ltd. which serves the Middle East and North African insurance community from its headquarters in the Dubai International Financial Center. This unit began offering specialized coverages in casualty, professional indemnity and financial lines beginning in September 2011.

    •
    In December, we received regulatory approval to operate a new insurance subsidiary named ArgoGlobal SE, a Malta-domiciled insurance company that will act as the primary insurance vehicle for accessing, underwriting and servicing European Union business not presented to the London or Lloyd's markets. ArgoGlobal SE will serve as a platform for establishing branches in select markets to offer professional lines insurance throughout Continental Europe.

  •
  We made important strides to enhance our support functions to reduce the time and cost of delivering services to operating units and individual users worldwide.

  •
  Following a careful assessment of our operations and best practices across our industry, we embarked on an initiative to optimize business processes by implementing a shared service platform for common support functions across our operating units. This initiative is designed to improve our ability to:

  •
  Accommodate rapid growth when market conditions permit.

  •
  Shrink in size when necessary to keep expenses in line relative to premium.

  •
  Provide high quality and cost competitive common services to our operating units.

  •
  Enable our operating units to focus on the areas that are critical to their businesses such as distribution, underwriting and claims functions.

  •
  After successfully completing test pilot programs, we began transitioning selected functions to an outsourcing partner. Several finance, information technology and accounting functions have been fully transitioned and we are now working with our outsourcing partner to transition additional underwriting support and claims support functions.

  •
  We completed pilot programs necessary to begin implementing key components of a new business delivery platform which will replace our multiple and aging legacy systems with a common, end-to-end system for underwriting, policy administration, billing and claims functions. This new systems solution will improve our ability to react rapidly to market changes, roll out new products and implement new requirements quickly while reducing information technology costs and streamlining processes across the organization.

Overview of Company's Compensation Philosophy

        The Company's compensation program is intended both to retain superior, productive employees and attract new talent necessary to continue the Company's expansion internationally and in the United States. The program is designed to align the interests and motivations of employees with the creation and protection of shareholder value. The program includes three main components: base salary, annual cash incentive awards and long-term incentive awards. The components of the program interact to provide both short-term and long-term incentives for our NEOs. Specifically:

  •
  Base salaries and benefit packages are set at levels which allow the Company to attract and retain high quality employees and to compensate them for the valuable skills and experiences required to successfully fulfill their roles.

  •
  Annual cash incentive awards are determined by the extent to which agreed upon financial and individual performance goals are achieved by the Company and by the NEO for the year. At the beginning of the year, a number of financial and individual performance goals are established and target incentive opportunities for each NEO are expressed as a percentage of base salary. At the end of the year, the Human Resources Committee evaluates the overall performance of the Company and the contributions of the NEOs to that performance, as well as the extent to which each NEO achieved his or her individual performance goals, in order to determine the appropriate award. The Committee considers the performance measures collectively for each of the NEOs rather than applying a formula or weighting to any one or more measures. Performance is judged by the Committee taking into account actual achievements and the facts and circumstances that existed during the year.

  •
  Long-term equity incentive awards combined with the requirements of the Stock Ownership Guidelines encourage a long-term focus and align NEO interests with those of Argo Group's shareholders. All NEOs are required to comply with the Stock Ownership Guidelines. The Long-Term Incentive Plan is both performance and time vested. NEOs are awarded grants at the beginning of the year subject to the completion of specific performance goals designed to support the Company's strategic plans during the year. A portion of the award may be forfeited if the specific performance goals are not met in their entirety. The portion of the award that is allowed to vest over time is determined by the extent the NEO completes his or her goals.

A complete discussion of the Company's Compensation Philosophy including the Stock Ownership Guidelines begins on page 24.

2011 Compensation Decisions

        During 2011, the Company took the following compensation actions related to the NEOs:

  •
  Because of the current economic climate, no adjustments to base salaries were made by the Human Resources Committee with the exception of Ms. Bufkin, whose base salary was increased to $400,000 from $350,000 effective March 10, 2011 in conjunction with her new employment agreement described below.

  •
  Upon considering the Company's financial performance, the Human Resources Committee determined that none of the NEOs would receive a cash incentive award for 2011. The Human Resources Committee determines annual incentive awards based on its analysis of the Company's and each individual NEOs performance during the year. Financial metrics considered in 2011 included growth in book value per share, return on equity, income before tax and the combined ratio achieved by the Company. Although it was determined that each of the NEOs had met or exceeded their individual performance goals, due to the unprecedented frequency of catastrophe activity during 2011, none of the NEOs were able to meet or exceed the Company's financial goals for the year based on these metrics. The individual performance metrics included, among other things, the execution of the Company's capital management program, development of expense management initiatives and growth initiatives including the continued expansion of the Company's global platform.

  •
  During 2011, NEOs achieved between 50% and 69% of their agreed upon long-term incentive goals and as a result between 50% and 69% of the individual grants will be allowed to vest subject to the NEO's continued employment with the Company. Awards under the Company's Long-Term Incentive Plan are contingent on individual performance goals which are designed to support the Company's strategic goals. Individual performance goals are established for participating employees in the first quarter of each year and then evaluated on the first anniversary of the grant. If the goals are not achieved in their entirety, a portion of the award is forfeited. The following table sets forth the fair market value as of the grant date for grants made to the NEOs during 2011 reported in columns (e) and (f) of the Summary Compensation Table after adjustments for non-completion of performance goals:

Name	2011 Target Awards as Reported in Columns (e) and (f) of the Summary Compensation Table ($)	% of Goals Achieved	2011 Actual Awards – Subject to Time Vesting ($)

Mark Watson	$2,515,097	50%	$1,257,549
Jay Bullock	$673,913	69%	$465,000
Barbara Bufkin	$616,133	69%	$425,132
Andrew Carrier	$764,057	55%	$420,231
  •
  The Company did not previously have an employment agreement with Ms. Bufkin. Because the Company recognizes that there is aggressive competition for talent within the industry, the Company decided to enter into an employment agreement with Ms. Bufkin to enhance the Company's ability to retain her. The Company has been executing on a multi-year strategy to expand into an international specialty underwriter. This strategy involves diversification both geographically and by line of business and provides the Company with the flexibility to take advantage of opportunities as they arise around the world. The Company believes that this strategy provides a stable platform for long-term growth in shareholder value. Ms. Bufkin has been instrumental in crafting and executing the expansion and the Company believes it is important to maintain her leadership as the Company continues to pursue this strategy. As an incentive for Ms. Bufkin to enter into the agreement, the Company decided to provide her with a cash retention grant of $400,000 and an award of 9,615 shares of restricted stock vesting ratably over three years. The employment arrangement includes the right to recover a portion of the cash retention grant paid to Ms. Bufkin if her employment is voluntarily terminated prior to March 15, 2014. The Company believes that the structure of both the employment arrangement and the retention grants are beneficial to the economic and operational stability of the organization as it continues its expansion.

        A complete discussion of 2011 compensation decisions is included in the 2011 Compensation Decisions section beginning on page 28.

Human Resources Committee Role

        The Human Resources Committee of the Board has responsibility for establishing, implementing and monitoring adherence with Argo Group's compensation philosophy. The Committee strives to ensure that the total compensation paid to our management is fair, reasonable, competitive and aligned with performance.

        The Human Resources Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it. In conjunction with input from management and outside consultants, the Committee makes decisions on the appropriate measures to incorporate into its process. In determining the amount and form of compensation for Argo Group's senior executives, the Committee receives and considers recommendations from Argo Group's management, including recommendations regarding the compensation for the NEOs. When evaluating management's recommendations, the Committee considers the compensation levels of the Company's competition, data from other publicly traded firms and the NEO's specific circumstances and performance. This process helps to develop the proper level and mix of compensation to best motivate and reward and retain the Company's employees.

        When setting compensation for 2012 and in determining compensation policies, the Human Resources Committee took into account the Company's strategic and financial plans as well as individual performance goals for each of the NEOs and other members of the management team. Financial metrics considered included growth in book value, return on equity, income before tax and the Company's combined ratio. Individual performance goals included execution of the Company's capital management strategy, expense management initiatives and growth initiatives. The Committee also took into account the results of the shareholder advisory votes on executive compensation that took place in May 2011. In those votes, which were advisory and not binding, our shareholders approved the compensation of our NEOs as disclosed in the proxy statement for the 2011 Annual General Meeting and approved our Board's recommendation to hold advisory votes on an annual basis. The Committee believes that the results of these advisory votes support the Company's compensation practices.

        During 2011 the Human Resources Committee retained Meridian Compensation Partners, LLC to provide it with U.S. and international compensation information including: (i) a review of the 2011 proxy; (ii) long term incentive modeling; and (iii) advice on Internal Revenue Code Section 457A compliance. The information was provided directly to the Human Resources Committee. During 2011, Meridian did not perform any projects directly for Argo Group management.

        Generally, the management of Argo Group and its subsidiaries is tasked with the administration of the compensation program within the parameters approved by the Human Resources Committee. Argo Group's Human Resources and Legal Departments support the Human Resources Committee in its oversight of Argo Group's compensation programs and act pursuant to authority delegated by the Human Resources Committee to administer such programs. The Committee reviews the CEO's performance and makes recommendations regarding his pay to the full Board for approval. The CEO provides his assessment of the other NEOs' performances and makes his recommendations regarding pay adjustments and award grants. These recommendations are reviewed, adjusted as necessary, and approved by the Committee.

Compensation Philosophy

Objectives of Argo Group's Compensation Program

        Argo Group's compensation philosophy links pay to both business and individual performance. It is designed to meet the following objectives:

  •
  To provide a performance based compensation program which allows Argo Group to successfully attract and retain superior talent in the very competitive specialty marketplace in which it operates;

  •
  To develop a strong linkage between financial results, team affiliation, and employee pay; and

  •
  To align employee interests with the Company's strategic goals and the Company's shareholders.

Interaction of the Elements of the Compensation Program

        The Human Resources Committee has structured Argo Group's compensation program to include three elements, each of which serves a specific purpose and which combine to provide NEOs with both short-term and long-term incentives.

  •
  Base salaries and benefit packages are designed to allow Argo Group to successfully compete for and retain superior NEOs and to compensate them for the valuable skills and experiences each individual brings to the Company.

  •
  The Annual Incentive Compensation Plan is designed to develop a strong linkage between financial results, team affiliation, and employee pay. It rewards NEOs whose performance during the year contributes to the growth and success of Argo Group. Annual cash incentive awards are determined by the extent to which agreed upon financial and individual performance goals for the preceding year are achieved by the Company and by the NEO. The Human Resources Committee considers the performance measures collectively for each of the NEO's rather than applying a formula or weighting to any one or more measures.

  •
  The Long-Term Incentive Plan awards are designed to give employees a long term focus and an incentive to acquire an ownership interest in the Company. The grants and the related performance goals, which are designed to further Argo Group's strategic goals for the year and align NEO interests with those of Argo Group's shareholders, are communicated to the NEOs at the beginning of the year. The grants are allowed to vest to the extent that the NEO achieves his or her performance goals. These grants also support our NEOs compliance with the Company's Stock Ownership guidelines that encourage the acquisition and retention of an ownership interest in Argo Group.

        When determining the appropriate level of compensation for an NEO, the Human Resources Committee looks not only at the component parts of the compensation package and the incentive provided by each but also at the aggregate level of compensation for an NEO. This procedure allows the Human Resources Committee to determine the best mix of component parts to produce the desired performance from each NEO.

 The Elements of the Compensation Program

        To ensure that Argo Group's compensation packages are competitive, the Human Resources Committee compares compensation for its executives with the compensation received by employees of our competitors. Although the Company considers compensation data for the designated comparison group when establishing compensation, the Company does not target a specific percentage of compensation reported by the group. Instead the Company uses the data as a guide in determining the level of compensation by geographic region necessary to successfully compete for employees. Because the Company strives to hire experienced and talented employees, the designated comparison group incorporates the companies with whom we compete for employees. The Company's 2011 comparison group included:

Allied World Assurance Co. Holdings Ltd.

Alterra Capital

Amlin plc

Arch Capital Group Ltd.

Aspen Insurance Holdings Ltd.

Axis Capital Holdings Ltd.

Beazley plc

Catlin Group Limited

Endurance Specialty Holdings Ltd.

Flagstone Reinsurance Holdings Ltd.

HCC Insurance Holdings Inc.

Hiscox Ltd

Markel Corporation

Montpelier Re Holdings Ltd.

Platinum Underwriters Holdings Ltd.

RLI Corporation

RenaissanceRe Holdings Ltd.

Validus Holdings Ltd.

Base Salary

        Consistent with Argo Group's desire to provide compensation that is sufficient to attract and retain superior employees, when establishing base pay we consider both:

  •
  The skill and experience level of the employee; and

  •
  The pay practices of companies with whom we compete for employees.

Annual Incentive Compensation Awards

        The Annual Incentive Compensation Plan approved by shareholders in 2007 is structured to provide short-term incentive compensation to employees, including the NEOs, who contribute to the growth and success of Argo Group during the year. This plan was designed to comply with section 162(m) of the U.S. Internal Revenue Code and thus provide a tax efficient mechanism for incentive compensation to NEOs. Currently this plan does not provide a benefit to the Company because most of the NEO compensation is non-U.S. compensation.

        Annual cash incentive awards under the Argonaut Group, Inc. Annual Incentive Compensation Plan that has been used by the Company for a number of years are determined by the extent to which agreed upon financial and individual performance goals for the preceding year are achieved by the Company and by the NEO. At the beginning of the year, financial and individual performance goals and target incentive opportunities are established as a percentage of base salary. The Company and the individual goals as well as the target opportunities are then communicated to the NEOs. At the end of the year, the Human Resources Committee evaluates the overall performance of the Company and the contributions of the NEOs to that performance, as well as the extent to which each NEO achieved his or her individual performance goals, in order to determine the appropriate award. The Committee considers the performance measures collectively for each of the NEOs rather than applying a formula or weighting to any one or more measures.

        Because insurance is a cyclical business, we believe it is important that financial goals be both challenging and realistic based upon the state of the underwriting and financial markets. A financial goal which might be appropriate when pricing in the market is strong might be an irresponsible goal in a soft market as it could encourage the wrong behavior. Thus financial performance goals are developed as part of the Company's planning process and then reviewed and approved by the Company's Board of Directors. Similarly when evaluating performance at the end of the year, the Human Resources Committee considers the state of the insurance market, the state of the investment market and any unusual catastrophes that might impact the goals originally set. The Company believes that disciplined underwriting and expense management are keys to its success as they result in underwriting income, the ultimate operational goal of an insurance company. Thus one of the metrics the Committee considers is the combined ratio generated by the operations. This metric which incorporates both the loss ratio and the expense ratio, is an effective way to measure both disciplined underwriting and expense management.

        Because the Company views book value per share as the most comprehensive assessment of our ability to create shareholder value, when evaluating NEO performance the Human Resources Committee pays special attention to those factors which contribute to this metric. Such factors include the components of income, capital management and investment portfolio structure, all of which play key roles in the creation of book value and all of which are influenced by the behavior of one or more of the NEOs.

Long-Term Incentive Plan

        In addition to the cash awards granted under the Company's annual incentive compensation plans, employees and non-employee directors, including the NEOs, may also receive equity grants under the Long-Term Incentive Plan. Grants may be in the form of restricted stock, restricted stock units, stock options or stock appreciation rights ("SARs"). Awards will generally vest over a four year period beginning on the grant date.

        Grants to employees, including the NEOs, will generally be conditioned upon the achievement of individual performance goals during the year in which the grant is made. An employee is notified of both the grant and the performance goal for the year at the time the contingent grant is made. NEOs may be given multiple performance goals. The Human Resources Committee reviews the performance of the NEOs for the year. If the Human Resources Committee determines that an NEO has achieved his or her goal[s], the award will continue to vest. In the case of an NEO with multiple performance goals, if the Human Resources Committee decides that one or more of the performance goals was met, the NEO's award or a portion of the award will be allowed to continue to vest. Awards under this program are made at the closing stock price on the date of the grant in accordance with our grant practice.

        The Human Resources Committee may also grant special equity awards to employees, including NEOs, to recognize an exceptional achievement or to establish an incentive for a specific performance goal. The awards may take a number of forms but generally restricted stock, stock options and either cash settled or stock settled stock appreciation rights will be granted. Such grants may or may not include performance triggers.

Perquisites

        Argo Group may provide NEOs with limited perquisites as part of its compensation program. Perquisites provided to one or more NEOs during 2011 included financial planning assistance, coverage under a group umbrella casualty insurance policy and coverage under a life or disability insurance policy.

        In addition, Argo Group may provide NEOs who are headquartered outside the United States with expatriate benefits that are consistent with those provided to executive officers holding comparable positions in other insurance and reinsurance companies operating in the global marketplace. These benefits may include relocation assistance, housing allowances, home leave travel allowances, education allowances and cost of living allowances. The Company also provides a tax gross-up on housing, educational and home leave travel allowance benefits to certain NEOs who are asked to relocate internationally in order to reduce the related negative tax consequences of such allowances. The goal of the gross-up is to insure that an employee's after-tax income would not be substantially less than that of his or her U.S. counterpart as a result of being compensated for the higher housing, educational and travel costs associated with a relocation. The tax gross-up is only applicable to housing, educational and travel allowance benefits. The Company chose to gross up those benefits rather than to increase the allowances in order to provide better transparency.

        Occasionally, non-employees, including family members of an executive, may accompany the executive who is traveling on Argo Group business on a plane which is part of Argo Group's aircraft program. Unless there is an additional cost associated with this travel, there is no incremental cost to the Company and, thus, no additional cost is allocated to the employee. If an employee, including a NEO, uses time in Argo Group's aircraft program for personal purposes, the Company's practice is to require the employee to reimburse Argo Group for the incremental cost of the trip.

Stock Ownership Guidelines

        The Company requires non-employee directors and a designated group of the Company's senior executives including the NEOs to adhere to its stock ownership guidelines. These guidelines are an integral part of the Company's executive and director compensation program as they align the economic interests of the Company's executives and directors with those of its shareholders. The stock guidelines are an incentive to encourage behavior which will foster long-term, sustainable value creation because the value of the stock being held by the participants is dependent upon the long term performance of the Company.

        Pursuant to the guidelines, each non-employee director is required to hold equity in the Company with a value equal to or greater than $150,000. An executive subject to the ownership guidelines must hold equity with a value equal to or greater than the participant's base salary multiplied by a factor that ranges from 5.0 to .25 depending upon the position he or she holds. A director has four years and an executive has five years to meet the guidelines from the date that the guidelines first apply to him or her.

        For purposes of the stock ownership guidelines, equity includes: (1) shares of common stock beneficially owned by or on behalf of an individual or an immediate family member residing in the same household, including stock held in trusts or IRS approved plans; (2) vested or unvested shares of restricted common stock; (3) the net value, expressed in shares of common stock, of any vested stock options; and (4) the net value, expressed in shares of common stock, of any other vested award that is linked to the price of the Company's common stock and granted pursuant to one of the Company's qualified or non-qualified compensation or stock incentive plans.

        Compliance is tested annually as of the first business day of the second quarter. For this purpose, the value of each common share is equal to the greater of the market value or the book value per common share of the Company's stock on the test date.

        A more detailed summary of the Company's stock ownership guidelines can be found on the Company's web site at www.argolimited.com. The reference to the Company's web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

Employment Agreements

        Argo Group enters into employment agreements with certain employees stationed outside of the United States where it is advantageous to clarify terms of employment in relation to local employment law statutes. In addition, because the Company recognizes that it is in an industry which competes aggressively for talented individuals, the Company may enter into employment agreements with select executives, including our NEOs, to reduce the risk that they will leave the organization.

Tax Considerations

Limitation on Tax Deductibility of U.S. Compensation for Federal Tax Purposes

        Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other most highly compensated officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limitation if they satisfy requirements under Section 162(m). This rule has limited effect on us because Argo Group is headquartered in Bermuda. Section 162(m) only applies to expenses which are deductible in the United States and are not considered to be "performance-based".

        Compensation awarded under the Annual Incentive Plan and the Long-Term Incentive Plan is intended to qualify as 162(m) compensation. While the Human Resources Committee considers the impact of Section 162(m) when developing and implementing Argo Group's executive compensation programs, the Human Resources Committee believes that it is important to preserve flexibility in designing compensation programs. Accordingly, the Human Resources Committee has not adopted a policy that all compensation must qualify as deductible under Section 162(m).

 2011 Compensation Decisions

New Employment Agreement

        The Company did not previously have an employment agreement with Ms. Bufkin. Because the Company recognizes that there is aggressive competition for talent within the industry, the Company decided to enter into an employment agreement with Ms. Bufkin to enhance the Company's ability to retain her. The Company has been executing on a multi-year strategy to expand into an international specialty underwriter. This strategy involves diversification both geographically and by line of business and provides the Company with the flexibility to take advantage of opportunities as they arise around the world. The Company believes that this strategy provides a stable platform for long-term growth in shareholder value. Ms. Bufkin has been instrumental in crafting and executing the expansion and the Company believes it is important to maintain her leadership as the Company continues to pursue this strategy. As an incentive for Ms. Bufkin to enter into the agreement, the Company decided to provide her with a cash retention grant of $400,000 and an award of 9,615 shares of restricted stock vesting ratably over three years. The employment arrangement includes the right to recover a portion of the cash retention grant paid to Ms. Bufkin if her employment is voluntarily terminated prior to March 15, 2014. The Company believes that the structure of both the employment agreement and the retention grant are beneficial to the economic and operational stability of the organization as it continues its expansion.

Barbara C. Bufkin

        On March 10, 2011 Argo Group and Ms. Bufkin entered into an employment arrangement with the following key provisions:

  •
  The employment period is effective from March 10, 2011 until March 15, 2014,

  •
  Base salary was increased to $400,000 from $350,000,

  •
  A cash retention bonus was paid in the amount of $400,000, and

  •
  An award of 9,615 shares of restricted stock was made vesting ratably over three years

Ms. Bufkin's employment agreement is available in the Company's public filings.

Base Salary

        As part of the 2011 compensation review process, the Human Resources Committee of the Company's Board of Directors reviewed the salaries of the NEOs and increased Barbara Bufkin's base salary to $400,000 from $350,000. This $50,000 increase was effective in March 2011. This increase positions Ms. Bufkin appropriately relative to her peers and reflects her responsibilities as we continue to grow as an international specialty underwriter. All other NEOs base salaries remained unchanged.

Annual Incentive Awards

        Upon considering the Company's financial performance, the Human Resources Committee determined that none of the NEOs would receive a cash incentive award for 2011. The Human Resources Committee determined the annual incentive awards based on its analysis of the Company's and each individual NEOs performance during the year. Financial metrics considered in 2011 included growth in book value per share, return on equity, income before tax and the combined ratio achieved by the Company. Although it was determined that each of the NEOs had met or exceeded their individual performance goals, due to the unprecedented frequency of catastrophe activity during 2011, none of the NEOs were able to meet or exceed the Company's financial goals for the year based on these metrics. The individual performance metrics included, among other things, the execution of the Company's capital management program, development of expense management initiatives and growth initiatives including the continued expansion of the Company's global platform.

Perquisites

        As discussed on page 26, the Company provides a limited number of perquisites to some of its employees including its NEOs. In 2011, Argo Group agreed to provide Mr. Bullock with a housing allowance and Ms. Bufkin with relocation assistance.

Equity Awards

        As part of Argo Group's annual long-term incentive award process, on March 15, 2011, Mr. Watson, Mr. Bullock, Ms. Bufkin, and Mr. Carrier were awarded long-term equity grants which vest ratably over a four year period contingent upon successful completion of defined performance triggers. The grant information, performance goals and achievement percentages for each of the NEOs are described below:

        Mr. Watson received a grant of 113,960 stock appreciation rights which will be settled in stock and 45,584 restricted shares subject to the achievement of the following performance goals:

  (1)
  Improve ROE relative to competitors.
  (2)
  Achieve financial operating targets.
  (3)
  Execute the Alteris business development plan.
  (4)
  Optimize the Company's capital structure and investment portfolio.
  (5)
  Lead efforts to consolidate business processes and systems through a shared services model.
  (6)
  Execute on the Company's international expansion plans and ensure leadership is in place.
  (7)
  Optimize the Company's property catastrophe reinsurance program.

        Mr. Bullock received a grant of 54,701 stock appreciation rights which will be settled in stock and 5,470 restricted shares subject to achievement of the following performance goals:

  (1)
  Optimize the Company's property catastrophe reinsurance program.
  (2)
  Develop acquisition opportunities.
  (3)
  Achieve shared services milestones producing identifiable recurring savings.
  (4)
  Improve external ratings levels.
  (5)
  Optimize the Company's capital structure.
  (6)
  Optimize the Company's reinsurance programs to reduce costs without materially changing the company's risk profile.
  (7)
  Maintain Syndicate 1200's trade capital partners.
  (8)
  Achieve investment portfolio administration and strategy improvement goals.

        Ms. Bufkin received a grant of 31,909 stock appreciation rights which will be settled in stock subject to achievement of the following performance goals:

  (1)
  Optimize the Company's reinsurance programs to reduce costs without materially changing the company's risk profile.
  (2)
  Restructure the Company's catastrophe reinsurance programs resulting in defined savings.
  (3)
  Achieve account diversification with respect to the Company's reinsurance programs providing for capital efficiency.
  (4)
  Maintain Syndicate 1200's trade capital partners.
  (5)
  Achieve defined reinsurance recovery goals.

        Mr. Carrier received a grant of 42,120 stock appreciation rights which will be settled in cash and 42,120 stock appreciation rights which will be settled in stock subject to achievement of the following performance goals:

  (1)
  Maintain Syndicate 1200's trade capital partners.
  (2)
  Optimize the Company's property catastrophe reinsurance program.
  (3)
  Achieve financial operating targets for Syndicate 1200.
  (4)
  Build Group level underwriting metrics for cross-cycle management.

        The following table sets forth the adjustments to the foregoing awards for non-completion of performance goals and the fair market value as of the grant date for grants made to the NEOs during 2011:

Name	2011 Target Awards as Reported in Columns (e) and (f) of the Summary Compensation Table ($)	% of Goals Achieved	2011 Actual Awards – Subject to Time Vesting ($)

Mark Watson	$2,515,097	50%	$1,257,549

Jay Bullock	$673,913	69%	$465,000

Barbara Bufkin	$616,133	69%	$425,132

Andrew Carrier	$764,057	55%	$420,231

Principal Executive Officer Compensation

        Mr. Watson's compensation was awarded under the same policies that were used to determine the compensation for the other NEOs. During 2011, no adjustment to Mr. Watson's base salary was made and, although it was determined that Mr. Watson had met or exceeded his individual performance goals, upon considering the Company's financial performance, the Committee determined that Mr. Watson would not receive a cash incentive award for 2011. Mr. Watson participated in and will receive an award from the Long-Term Incentive Plan based on achievement of his individual performance goals. The Human Resources Committee determined that Mr. Watson achieved 50% of his Long-Term Incentive Plan performance goals compared with 69% achieved by Mr. Bullock, 69% achieved by Ms. Bufkin, and 55% achieved by Mr. Carrier. 50% of Mr. Watson's grant will be allowed to vest compared with 85% in 2011.

Interaction of the Elements in the Compensation Programs

        As discussed above, Argo Group offers three main types of compensation: base salary, Annual Incentive Plan awards, and Annual Long-Term Incentive awards. The Human Resources Committee reviews both the individual awards and the aggregate impact of all awards made to an NEO during a given year.

        Because the Human Resources Committee wants to retain its NEOs and is aware that they have other employment opportunities, its compensation decisions are based upon current performance consistent with what a competitor would pay the NEO, without the imposition of artificial limits on compensation based upon wealth accumulated as compensation for prior year achievements.

HUMAN RESOURCES COMMITTEE REPORT

        The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis which begins on page 19 with management. Based on their review and discussions, the Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the registrant's annual report on Form 10-K and proxy statement.

HUMAN RESOURCES COMMITTEE
John R. Power, Jr., Chairman
F. Sedgwick Browne
H. Berry Cash
Hector De Leon
Gary V. Woods

EXECUTIVE COMPENSATION
Summary Compensation Table

(a) Name & Principal Position	(b) Year	(c) Salary ($) (1)	(d) Bonus ($) (2)	(e) Stock Awards ($) (3)	(f) Option Awards ($) (3)	(g) Non-Equity Incentive Plan Comp ($) (4)	(h) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	(i) All Other Compensation ($) (6)	(j) Total ($)

Mark Watson, PEO	2011	$1,000,000	$0	$1,481,480	$1,033,617	$0	$106,186	$350,239	$3,971,522
Argo Group	2010	$1,000,000	$3,000,000	$1,143,368	$745,912	$495,000	$19,150	$792,255	$7,195,685
	2009	$1,038,462	$0	$631,912	$919,581	$942,000	$20,548	$817,709	$4,370,212
Jay Bullock, PFO	2011	$500,000	$0	$177,775	$496,138	$0	$14,954	$57,886	$1,246,753
Argo Group	2010	$488,462	$1,500,000	$0	$447,518	$310,000	$0	$34,143	$2,780,123
	2009	$467,308	$0	$0	$372,432	$529,875	$0	$37,797	$1,407,412
Barbara Bufkin, SVP	2011	$403,462	$400,000	$326,718	$289,415	$0	$13,116	$243,294	$1,676,005
Argo Group	2010	$372,212	$0	$0	$208,920	$235,000	$1,512	$342,143	$1,159,787
	2009	$363,462	$41,475	$0	$193,112	$247,275	$1,735	$297,371	$1,144,430
Andrew Carrier,	2011	$617,552	$0	$0	$764,057	$0	$0	$39,278	$1,420,887
Chief Underwriting Officer
Former NEO
Julian Enoizi, CEO	2011	$146,441	$155,625	$0	$0	$0	—	$0	$302,066
Argo Intl	2010	$480,500	$0	$0	$219,300	$0	—	$78,560	$778,360
	2009	$293,333	470,415	$143,450	$315,350	$0	—	$104,135	$1,326,683
1.
Cash compensation earned by the NEOs includes amounts deferred under the Company's 401(k) Plan and the Company's Supplemental Executive Retirement Plan for Mr. Watson. Mr. Bullock and Ms. Bufkin. Ms. Bufkin's and Mr. Carrier's salaries also include $12,692.31and $18,993 respectively in lieu of compensation for paid time off. Mr. Carrier and Mr. Enoizi are paid in British Pounds. Their salary was converted into U.S. dollars for purposes of the foregoing table using the December 30, 2011 exchange rate of 1.5547 US$/GBP.

2.
During 2011, the Company entered into an employment agreement with Ms. Bufkin. In conjunction with her new employment agreement, Ms. Bufkin received a cash retention bonus of $400,000. This payment is more fully discussed in the 2011 Compensation Decisions section that begins on page 28.

3.
Grant date fair market value (except for 2009 values which are equal to the amount the Company expensed for each NEO pursuant to FAS 123R). The following table contrasts the amortized amount the Company expensed for each NEO in 2011 with the fair market value on the grant date for grants made to the NEOs during 2011 reported in columns (e) and (f) of the Summary Compensation Table. The Fair Market Value on the Grant Date is also the maximum possible value on the grant date. No adjustments for non-completion of performance goals were made.

	Equity Grants		Option Grants

Name	Total ASC TOPIC 718 Expense for 2011 Grants	Fair Market Value of 2011 Grants on Grant Date	Total ASC TOPIC 718 Expense for 2011 Grants	Fair Market Value of 2011 Grants on Grant Date

Mark Watson	$517,925	$1,481,480	$503,328	$1,033,617
Jay Bullock	$135,993	$177,775	$243,990	$496,138
Barbara Bufkin	$94,301	$326,718	$124,205	$289,415
Andrew Carrier	$0	$0	$121,067	$764,057
4.
Non-Equity Incentive Plan Comp consists of cash awards made under the Company's annual incentive plans. Please refer to the Annual Incentive Awards discussion on page 28 for a discussion of the decisions made related to these plans and to the Grants of Plan-Based Awards discussion on page 33 for information about the actual grants.

5.
The change in the present value of the pension plan which occurred during 2011. The Pension Benefits table on page 36 presents additional information about both the calculation of the change in value and the plan itself.

6.
All other compensation includes:

Name	401(k) and Retirement Contributions	Imputed Value of Company Provided Insurance Coverage (a)	Supplemental Executive Retirement Plan Benefit	Gross Up on Housing, Home Travel & Education (b)	Perquisites (c)	Total

Mark Watson	$14,700	$42,167	$45,300	$78,823	$169,249	$350,239
Jay Bullock	$14,700	$4,387	$15,300	$0	$23,499	$57,886
Barbara Bufkin	$14,296	$3,701	$9,150	$17,063	$199,084	$243,294
Andrew Carrier	$0	$0	$0	$0	$39,278	$39,278
Julian Enoizi (d)	$18,676	$0	$0	$0	$0	$18,676
  a)
  Imputed Value of Company Provided Insurance Coverage includes the following: term life insurance coverage which is provided to all employees, umbrella insurance coverage provided to all senior executives and company paid life and disability insurance policies provided to Mr. Watson.

  b)
  The gross-up for housing, educational and home travel cost reimbursements is calculated using assumed effective tax rates which vary by individual. Tax-exempt portions of the expatriate expense reimbursements are subtracted from the perquisite to arrive at a pre-tax value. The tax on this amount and therefore the gross-up is then calculated by multiplying the pre-tax value of the perquisite by the individuals assumed effective tax rate.

  c)
  2011 perquisites for NEOs whose aggregate perquisite amount exceeded $10,000 during 2011. The following table provides detail for NEOs whose perquisites were over $10,000. All of the reported perquisites were direct, separately identifiable costs that did not require measurement of any incremental portion since the entirety of those costs was attributed to the compensation of the applicable NEO.

  d)
  Includes payments made into Mr. Enoizi's personal retirement account equal to 15% of base salary plus a 10% match on an additional 5% of salary Mr. Enoizi has chosen to defer. The personal retirement account is maintained by an unrelated third party and the Company has no further obligation beyond making the contributions.

Name	Financial Planning	Relocation Costs	Housing Allowance	Home Leave Travel Allowance	Education Allowance	Cost of Living Allowance	Total Perquisites

Mark Watson	$4,750	$0	$126,750	$25,749	$12,000	$0	$169,249
Jay Bullock (1)	$1,325	$0	$20,000	$2,174	$0	$0	$23,499
Barbara Bufkin (2)	$5,150	$61,226	$105,400	$2,308	$0	$25,000	$199,084
Andrew Carrier (1)	$0	$0	$0	$39,278	$0	$0	$39,278
(1)
Travel expenses for family travel for Mr. Bullock and Mr. Carrier.

(2)
Ms. Bufkin is provided with a cost of living allowance of $25,000 per year for expenses she is incurring when she is away from her home base.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards

(a)	(b)	(d)	(e)	(i)	(j)	(k)	(l)

Name	Grant Date	Target ($)(1)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Stock Options: Number of Shares Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($–Share)	Grant Date Fair Value of Stock and Option Awards (2)

		$1,000,000	$2,000,000
Mark Watson	3/15/2011			45,584		$32.50	$1,481,480
	3/15/2011				113,960	$32.50	$1,033,617
		$625,000	$1,250,000
Jay Bullock	3/15/2011			5,470		$32.50	$177,775
	3/15/2011				54,701	$32.50	$496,138
		$300,000	$600,000
Barbara Bufkin	3/10/2011			9,615		$33.98	$326,718
	3/15/2011				31,909	$32.50	$289,415
		$598,560	$1,197,120
Andrew Carrier	3/15/2011				84,240	$32.50	$764,057

1)
The 2011 incentive awards are discussed in the 2011 Compensation Decision section that begins on page 28. The awards were paid in 2012 for 2011 performance.

2)
Long term incentive grants are conditioned on the achievement of specific individual performance goals during 2011. Generally, if the performance goals are achieved, the grant vests in 4 equal installments beginning on the first anniversary of the date of the grant. No adjustments for non-completion of performance goals were made in columns (i) and (j) and the Grant Date Fair Value in column (l) is the maximum possible value on the grant date. Awards were granted as SARs settled in stock, except Mr. Carrier who received an equal number of cash settled and stock settled SARs. In addition to the SAR awards, Mr. Watson and Mr. Bullock also received restricted stock awards. Ms. Bufkin received a restricted stock award vesting over three years in conjunction with her new employment agreement.

 Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

	64,840			$34.33	03/12/2012
	64,840			$35.35	08/06/2013
	12,968			$20.05	08/05/2014
	45,764	15,254 (a	)	$35.23	03/25/2015
Mark Watson	15,158	15,158 (b	)	$28.14	03/13/2016	10,104 (b	)	$292,612
	35,369	35,368 (b	)	$28.14	03/13/2016
	21,684	65,050 (f	)	$28.01	03/01/2017	26,022 (f	)	$753,597
	9,077			$53.98	04/21/2013
	0	113,960 (g	)	$32.50	3/16/2018	45,584 (g	)	$1,320,113
	33,750	11,250 (c	)	$38.26	05/13/2015	2,500 (c	)	$72,400
	1,063	354 (d	)	$38.97	06/04/2015
	6,140	6,138 (b	)	$28.14	03/13/2016
Jay Bullock	14,325	14,324 (b	)	$28.14	03/13/2016
	12,091	36,273 (f	)	$28.01	03/01/2017
	0	54,701 (g	)	$32.50	3/16/2018	5,470 (g	)	$158,411
	12,968			$34.33	03/12/2012
	2,593			$53.98	04/21/2013
	12,968			$27.11	09/03/2013
	628			$36.43	09/03/2013
	12,968			$18.57	05/14/2014
Barbara Bufkin	7,208	2,402 (a	)	$35.23	03/25/2015	267 (a	)	$7,732
	3,538	3,536 (b	)	$28.14	03/13/2016
	8,253	8,252 (b	)	$28.14	03/13/2016
	6,574	19,720 (f	)	$28.01	03/01/2017
	0	31,909 (g	)	$32.50	3/16/2018	9,615 (h	)	$278,450
	36,400	9,100 (i	)	$40.79	12/20/2014
	8,126	24,374 (f	)	$28.01	3/1/2017
Andrew Carrier	19,453	19,452 (b	)	$28.14	3/13/2016
	0	84,240 (g	)	$32.50	3/16/2018

# Years in Vesting Period		Grant Date	Date grant will be fully vested
(a)	4	03/25/2008	03/25/2012
(b)	4	03/13/2009	03/13/2013
(c)	4	05/13/2008	05/13/2012
(d)	4	06/04/2008	05/13/2012
(f)	4	03/01/2010	03/01/2014
(g)	4	3/15/2011	3/15/2015
(h)	3	3/10/2011	3/10/2014
(i)	5	12/20/2007	12/20/2012

(1)    The stock price used to calculate the value of equity awards was $28.96, the price at which the Company's common stock closed on December 30, 2011, the last trading day of 2011.

Option Exercises and Stock Vested

	Option Awards		Stock Awards

(a)	(b)	(c)	(d)	(e)

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value realized on Vesting ($)

Mark Watson	0	$0	13,728 (1)	$492,582
Jay Bullock	0	$0	2,500	$75,275
Barbara Bufkin	0	$0	267	$8,552
Andrew Carrier	0	$0	0	$0
Julian Enoizi	328	$9,775	0	$0
(1)
Includes a performance unit award of 5,053 units which were settled in cash.

Pension Benefits

(a)	(b)	(c)	(d)	(e)

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit as of 12/31/2010 ($) (a)	Present Value of Accumulated Benefit as of 12/31/2011 ($) (b)

Mark Watson	Argo Group US Retirement Plan	3.42	$42,618	$51,432

	Argo Group US Pension Equalization Plan	3.42	$67,516	$81,478

Barbara Bufkin	Argo Group US Retirement Plan	0.42	$8,177	$9,427

	Argo Group US Pension Equalization Plan	0.42	$2,913	$3,359

        In November, 2003, the Company amended both the Argonaut Group, Inc. Retirement Plan (the "Pension Plan"), a defined benefit plan, and the Argonaut Group, Inc. Pension Equalization Plan (the "Pension Equalization Plan"), a plan which provided retirement benefits which would have been payable under the Pension Plan but for the limits imposed by the Code, to freeze benefits as of February 29, 2004. No additional benefits have been accrued since that date.

(a)
The changes in the values of the accumulated benefits for Mr. Watson, and Ms. Bufkin during 2011 were due solely to the change in the present value of the vested benefit that existed at February 29, 2004.

(b)
Please refer to footnote 12 of the 2011 Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2011 which provides details regarding valuation method and material assumptions for the plans.

Nonqualified Deferred Compensation

(a)	(b)	(c)	(d)	(e)

Name	Executive Contributions in last fiscal year ($)	Registrant Contributions in last fiscal year ($)	Aggregate Earnings in last fiscal year ($)	Aggregate Balance at last fiscal year end ($)

Mark Watson	$33,500	$45,300	$8,841	$668,578

Jay Bullock	$8,500	$15,300	($6,731)	$105,463

Barbara Bufkin	$3,824	$9,150	$138	$64,072

        Under the Argo Group US 401(k) Plan, a defined contribution plan, the contribution made by the Company on behalf of an employee is equal to the sum of:

  a.
  100% of the first 5% of eligible pay that the employee contributes to the plan; and

  b.
  1% of the employee's eligible pay.

        During 2011, the Internal Revenue Code limited the maximum amount of compensation used to calculate benefits under a defined contribution plan to $245,000 and the maximum dollar amount of the 401(k) contribution that could be made to $16,500 plus an additional $5,500 for employees over the age of 50. The Argo Group US Supplemental Executive Retirement Plan ("SERP") provides retirement benefits to its employees which would be payable under the Argo Group US 401(k) Plan but for the limits imposed by the Internal Revenue Code. The investment return on an individual's SERP amount balance is calculated as though the funds in the account were invested in substantially the same funds the individual designates for the investment of his or her account balance under the Company's 401(k) Plan.

        During 2011, the Company credited contributions to the account maintained for each NEO for the following.

  a.
  The difference between the Company matching contribution which would have been made to the individual's account under the Company's 401(k) Plan based upon the individual's 401(k) election had his or her contributions under that plan not been limited by reason of the Code and the amount that was actually credited to the individual's account under the Company's 401(k) Plan;

  b.
  A supplemental Company contribution equal to 1% of the excess of the NEO's eligible compensation for the 2011 fiscal year less the maximum amount of compensation permitted to be taken into account under the Code ($245,000 for the 2011 fiscal year); and

  c.
  Investment income calculated as though the funds in the account were invested in substantially the same funds that the individual designates for the investment of his or her account balance under the Company's 401(k) Plan.

        In addition, executives under the age of 50 who elect to contribute more than the $16,500 allowed under the Code and executives 50 years old or older who elect to contribute more than the $22,000 allowed under the Code can contribute 5% of the pay earned after the limit is reached to the SERP.

Potential Payments upon Termination or a Change of Control

        The Company maintains a number of plans and agreements which would govern the amount an NEO would receive if he or she resigned or was terminated. Should a termination event occur, the amounts received will depend upon the facts applicable to the date of the event and, for some NEOs, whether a change of control has occurred. The following calculations are for illustration purposes only and are based on the following assumptions:

            i.  The trigger event occurred on December 31, 2011;

           ii.  The stock price used to calculate the value of equity awards was $28.96, the price at which the Company's common stock closed on December 30, 2011, the last trading day of 2011.

Employment Agreement with Mark E. Watson III

        The following describes the circumstances and the related payments that might be triggered under the terms of Mr. Watson's Employment Agreement using the assumptions set forth above:

        1)    Termination By the Company With Cause

    If the Company terminates Mr. Watson with "Cause" (as defined in the Agreement), he will receive his Base Salary accrued through the date of termination plus any bonus that has been allocated or awarded for any measuring period that ends prior to the date of termination that has not yet been paid and he will not be entitled to any other benefits except as required by law.

        2)    Termination Without Cause or Voluntary Resignation for Good Reason

    If Mr. Watson is terminated by the Company without "Cause" or if he resigns for "Good Reason" (as each term is defined in the Agreement), he will receive his Base Salary and benefits accrued and any bonus Fully Earned (as defined in the Agreement) through the date of termination. In addition, he will receive an amount equal to 2.99 times his Base Salary on the first day of the month after the 60th day following the termination and all unvested equity grants previously awarded to Mr. Watson will remain in full force and effect as if no termination had occurred. Finally, he will be eligible for continuation of medical and health benefits on the same terms and conditions as they are made available to active employees of the Company until he obtains reasonably equivalent employment or for 18 months from the date of his termination, whichever occurs earlier.

    Under the terms of the Agreement using the assumptions above, if Mr. Watson was terminated without Cause or had resigned for Good Reason on December 31, 2011, in addition to amounts earned before his termination, he would have received a payment of $2,990,000 six months after the termination took place and medical coverage which, if he received it for the entire 18 month period, would be valued at $41,842 based on the rates in effect for the medical coverage at December 31, 2011. In addition, all unvested equity grants previously awarded to Mr. Watson would have remained in full force and effect as if no termination had occurred. The value of his unvested stock appreciation rights and stock options, calculated as the difference between the Company's common stock price at the close of market on December 30, 2011 and the exercise price, was $103,229. The value of his unvested cash settled performance units was $292,612 based on the Company's common stock price at the close of market on December 30, 2011. The value of his unvested restricted stock was $2,073,710 based on the Company's common stock price at the close of market on December 30, 2011.

        3)    Death or Disability

    In the event of Mr. Watson's death, his estate shall be entitled to receive the amount of his Base Salary accrued through the date of his death plus any bonus that is Fully Earned. In addition, his surviving spouse would be entitled to purchase medical and health benefits on the same terms and conditions as they are made available to active employees of the Company for a period of 18 months. The value of this benefit calculated using the rates in effect for the medical coverage Mr. Watson had selected on December 31, 2011 assuming that his spouse purchased the coverage for 18 months was $34,601.

    In case of disability, Mr. Watson would be entitled to receive the amount of his Base Salary accrued through the date of disability plus any bonus that is Fully Earned. In addition, he would be entitled to purchase medical and health benefits on the same terms and conditions as if he were an active employee of the Company for a period of 18 months. The value of this benefit calculated using the rates in effect for the medical coverage Mr. Watson had selected on December 31, 2011 assuming that he purchased the coverage for 18 months was $41,842.

Employment Agreement with Jay S. Bullock

        The following describes the circumstances and the related payments that might be triggered under the terms of Mr. Bullock's Employment Agreement using the assumptions set forth above:

        1)    Termination By the Company With Cause

    If the Company terminates Mr. Bullock with "Cause" (as defined in the Agreement), he shall receive his Base Salary accrued through the date of termination plus any bonus that has been allocated or awarded for any measuring period that ends prior to the date of termination that has not yet been paid and he shall not be entitled to any other benefits except as required by law.

        2)    Termination Without Cause or Voluntary Resignation for Good Reason

    If Mr. Bullock is terminated by the Company without "Cause" or if he resigns for "Good Reason" (as each term is defined in the Agreement), he will receive his Base Salary and benefits accrued and any bonus Fully Earned (as defined in the Agreement) through the date of termination. In addition, he will receive an amount equal to one times his Base Salary on the six month anniversary of the date of such termination. If the termination occurs in connection with a "Change of Control" (as defined in the Agreement), he will receive two times his Base Salary payable on the six month anniversary of the date of such termination. In either case, all unvested equity grants previously awarded to Mr. Bullock will remain in full force and effect as if no termination had occurred. Finally, he will be eligible for continuation of medical and health benefits on the same terms and conditions as they are made available to active employees of the Company until he obtains reasonably equivalent employment or for 18 months from the date of his termination, whichever occurs earlier.

    Under the terms of the Agreement using the assumptions described above, if Mr. Bullock was terminated without Cause or had resigned for Good Reason on December 31, 2011, in addition to the amounts earned before his termination, he would have received $500,000 on the six month anniversary of his termination (or $1,000,000 if the termination occurred in connection with a Change of Control) on the first day of the month after the 60th day following the termination and medical coverage which, if he received it for the entire 18 month period, would be valued at $22,127 based on the rates in effect for the medical coverage at December 31, 2011. In addition, all unvested equity grants previously awarded to Mr. Bullock would have remained in full force and effect as if no termination had occurred. The value of his unvested stock appreciation rights and stock options, calculated as the difference between the Company's common stock price at the close of market on December 30, 2011 and the exercise price, was $51,238. The value of his unvested restricted stock was $230,811 based on the Company's common stock price at the close of market on December 30, 2011.

  3)
  Death or Disability

    In the event of Mr. Bullock's death, his estate shall be entitled to receive the amount of his Base Salary accrued through the date of his death plus any bonus that is Fully Earned. In addition, his surviving spouse would be entitled to purchase medical and health benefits on the same terms and conditions as they are made available to active employees of the Company for a period of 18 months. The value of this benefit calculated using the rates in effect for the medical coverage Mr. Bullock had selected on December 31, 2011 assuming that his spouse purchased the coverage for 18 months was $15,417.

    In case of disability, Mr. Bullock would be entitled to receive the amount of his Base Salary accrued through the date of disability plus any bonus that is Fully Earned. In addition, he would be entitled to purchase medical and health benefits on the same terms and conditions as if he were an active employee of the Company for a period of 18 months. The value of this benefit calculated using the rates in effect for the medical coverage Mr. Bullock had selected on December 31, 2011 assuming that he purchased the coverage for 18 months was $22,127.

Employment Agreement with Barbara Bufkin

        The following describes the circumstances and the related payments that might be triggered under the terms of Ms. Bufkin's Employment Agreement using the assumptions set forth above:

        1)    Termination By the Company With Cause

    If the Company terminates Ms. Bufkin with "Cause" (as defined in the Agreement), she shall receive her Base Salary accrued through the date of termination plus any bonus that has been allocated or awarded for any measuring period that ends prior to the date of termination that has not yet been paid and she shall not be entitled to any other benefits except as required by law.

        2)    Termination Without Cause or Voluntary Resignation for Good Reason

    If Ms. Bufkin is terminated by the Company without "Cause" or if she resigns for "Good Reason" (as each term is defined in the Agreement), she will receive her Base Salary and benefits accrued and any bonus Fully Earned (as defined in the Agreement) through the date of termination. In addition, she will receive an amount equal to one times her Base Salary on the six month anniversary of the date of such termination. If the termination occurs in connection with a "Change of Control" (as defined in the Agreement), she will receive two times her Base Salary payable on the six month anniversary of the date of such termination. In either case, all unvested equity grants previously awarded to Ms. Bufkin will remain in full force and effect as if no termination had occurred. Finally, she will be eligible for continuation of medical and health benefits on the same terms and conditions as they are made available to active employees of the Company until she obtains reasonably equivalent employment or for 18 months from the date of her termination, whichever occurs earlier.

    Under the terms of the Agreement using the assumptions described above, if Ms. Bufkin was terminated without Cause or had resigned for Good Reason on December 31, 2011, in addition to the amounts earned before her termination, she would have received $400,000 on the six month anniversary of her termination (or $800,000 if the termination occurred in connection with a Change of Control) on the first day of the month after the 60th day following the termination and medical coverage which, if she received it for the entire 18 month period, would be valued at $32,073 based on the rates in effect for the medical coverage at December 31, 2011. In addition, all unvested equity grants previously awarded to Ms. Bufkin would have remained in full force and effect as if no termination had occurred. The value of her unvested stock appreciation rights and stock options, calculated as the difference between the Company's common stock price at the close of market on December 30, 2011 and the exercise price, was $28,400. The value of her unvested restricted stock was $286,183 based on the Company's common stock price at the close of market on December 30, 2011.

        3)    Death or Disability

    In the event of Ms. Bufkin's death, her estate shall be entitled to receive the amount of her Base Salary accrued through the date of her death plus any bonus that is Fully Earned. In addition, her surviving spouse would be entitled to purchase medical and health benefits on the same terms and conditions as they are made available to active employees of the Company for a period of 18 months. The value of this benefit calculated using the rates in effect for the medical coverage Ms. Bufkin had selected on December 31, 2011 assuming that her spouse purchased the coverage for 18 months was $22,456.

    In case of disability, Ms. Bufkin would be entitled to receive the amount of her Base Salary accrued through the date of disability plus any bonus that is Fully Earned. In addition, she would be entitled to purchase medical and health benefits on the same terms and conditions as if she were an active employee of the Company for a period of 18 months. The value of this benefit calculated using the rates in effect for the medical coverage Ms. Bufkin had selected on December 31, 2011 assuming that she purchased the coverage for 18 months was $32,073.

 Employment Agreement with Andrew Carrier

        The following describes the circumstances and the related payments that might be triggered under the terms of Mr. Carrier's Employment Agreement using the assumptions set forth above:

        1)    Notice Period

    Mr. Carrier's Agreement contains a notice provision requiring the Company to give him not less than twelve months written notice to terminate his employment and requiring him to give the Company not less than six months written notice to terminate his employment (the "Notice Period"). During the Notice Period, Mr. Carrier remains an employee of the Company and continues to receive his base salary and benefits as set forth in the Agreement. Pursuant to the terms of the Agreement, the Company has the option to pay Mr. Carrier his salary in lieu of the Notice Period and terminate his employment. Following termination of Mr. Carrier's employment, the Company is required to pay Mr. Carrier one day's salary for each day of accrued vacation not taken during the calendar year. Mr. Carrier is also required to provide reasonable assistance to the Company for up to twelve months following termination of his employment with regard to any matters within his knowledge and the Company is required to reimburse Mr. Carrier for any reasonable out of pocket expenses he incurs in providing such assistance.

  2)
  Equity Grant Agreements

    In addition to the foregoing, Mr. Carrier's long term equity grant agreements with the Company provide for accelerated vesting upon the occurrence of a "Change of Control" as defined in the agreements. The value of his unvested stock appreciation rights and stock options, calculated as the difference between the Company's common stock price at the close of market on December 30, 2011 and the exercise price, was $39,106.

Employment Agreement with Julian Enoizi

        On January 13, 2011, the Company announced that Mr. Enoizi would leave the Company effective as of March 4, 2011. The Company paid Mr. Enoizi £100,100 as compensation for the termination of his employment and Mr. Enoizi agreed to release any and all claims (whether present or future) against the Company and its subsidiaries arising out of his employment or its termination.

 PROPOSAL 4
APPOINTMENT OF INDEPENDENT AUDITORS

        On the recommendation of the Board's Audit Committee, the Board recommends that the firm of Ernst & Young ("E&Y") be appointed as our independent auditors for the fiscal year ending December 31, 2012. This recommendation is being presented to the shareholders for their approval at the Annual General Meeting. A representative of E&Y is expected to attend the Annual General Meeting, with the opportunity to make a statement if he or she so desires and to respond to questions. Shareholders at the Annual General Meeting will also be asked to vote to refer the determination of the auditors' remuneration to the Audit Committee of the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST AND YOUNG AS OUR INDEPENDENT AUDITOR AND TO REFER DETERMINATION OF THE AUDITORS' REMUNERATION TO THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS. UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF THE PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR THE APPROVAL OF SUCH PROPOSAL.

 Relationship with Independent Auditors

Fees paid to the Independent Auditors by Argo Group in 2010 and 2011

        The fees incurred in 2010 and 2011 for services provided by E&Y to Argo Group were as follows:

Category	2010	2011
Audit Fees (1)	$2,655,074	$2,789,771
Audit-Related Fees (2)	45,800	62,310
Tax Fees (3)	685,967	621,909
All Other Fees (4)	105,301	146,134

TOTAL	$3,492,142	$3,620,124

    (1)
    "Audit Fees" include the aggregate fees incurred for professional services rendered by E&Y for the review of Argo Group's quarterly reports for 2010 and 2011 and its fee for the audit of Argo Group's annual consolidated financial statements for the years ended December 31, 2010 and 2011. "Audit Fees" also include fees incurred for professional services related to other statutory and regulatory filings and comfort letters and consents related to registration statements filed with the Securities and Exchange Commission. The fees include E&Y's estimate of unbilled fees related to services for 2010 and 2011.

    (2)
    "Audit-Related Fees" include fees incurred for assurance and related services that are reasonably related to the performance of the audit and not included in the "Audit Fees" described above. These services include audits of the employee benefits plans in 2010 and 2011.

    (3)
    "Tax Fees" are fees incurred for E&Y tax services, which include tax planning, advice and assistance for Argo Group regarding statutory, regulatory or administrative developments and other international, federal, state and local issues and non-income tax minimization and planning.

    (4)
    "All Other Fees" includes fees for services related to the purchase of online accounting research software and for permitted advisory services related to regulatory matters in 2010 and 2011.

Argo Group Pre-Approval Process

        All services provided by E&Y to Argo Group in 2010 and in 2011 were permissible under applicable laws and regulations and were specifically pre-approved by the Audit Committee of Argo Group, as required under its charter. The Audit Committee can delegate authority to subcommittees or an individual committee member to approve services by E&Y in the event there is a need for such approval prior to the next full Audit Committee meeting. A full report of such interim approvals, if any, is required to be given at the next Audit Committee meeting.

 FORM 10-K AND PROXY AVAILABILITY

        As permitted by rules adopted by the SEC and by the statutory provisions of the Companies Act 1981 of Bermuda, Argo Group is making this proxy statement, the proxy card and the annual report to shareholders (the "proxy materials") available to shareholders electronically via the Internet.

        A Notice which includes instructions on how to access and review the proxy materials and how to submit your proxy online will be mailed to shareholders beginning on or about March [            ], 2012. Shareholders may request a printed copy of the proxy materials by following the instructions included in the Notice. In addition Argo Group will post copies of the 2011 Annual Report on Form 10-K and this proxy statement on its web site at www.argolimited.com. The reference to Argo Group's web site does not incorporate by reference the information contained in the web site and such information should not be considered a part of this proxy statement.

        The Company's Annual Report contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy-soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the "Human Resources Committee Report" and the Audit Committee's report to the Board of Directors shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "1933 Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL GENERAL MEETING

        Under SEC rules and our Bye-Laws, shareholders must follow certain prescribed procedures to introduce an item of business at an annual general meeting.

        Under these procedures, if a shareholder desires to present a proposal for inclusion in our 2013 Proxy Statement, such shareholder must submit the proposal in writing to us for receipt not later than November 26, 2012. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our 2013 proxy materials.

        Shareholders who wish to submit a proposal for consideration at our 2013 Annual General Meeting, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal to us for receipt not earlier than November 26, 2012 and not later than December 26, 2012; provided that, if the proposal amending our Bye-Laws as described in this proxy statement is not approved at our 2012 Annual General Meeting, such proposal must be received by us not later than 60 days prior to the date of our 2013 Annual General Meeting (such proposal deadline currently expected to be on or about March 9, 2013). Any such notice must also meet certain other requirements specified in our Bye-Laws.

        In either case, proposals should be delivered to Argo Group International Holdings, Ltd. c/o David J. Doyle, Secretary, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

        You may obtain a copy of Argo Group's Bye-Laws by writing to our Secretary at the above address.

By Order of the Board of Directors
David J. Doyle Secretary
March [ ], 2012

APPENDIX I

ARGO GROUP INTERNATIONAL HOLDINGS, LTD. AMENDED AND RESTATED BYE-LAWS

INTERPRETATION

1.
(1) In these Bye-Laws, unless the context otherwise requires, the words standing in the first column of the following table shall bear the meaning set opposite them respectively in the second column.

WORD	MEANING

"Act"	The Companies Act 1981 of Bermuda, as amended from time to time.
"Attribution Percentage"	with respect to a Member, the percentage of the Member's shares that are treated as Controlled Shares of a Tentative 9.5% U.S. Member.
"Auditor"	the Auditor of the Company for the time being and may include any individual or partnership.
"Bye-Laws"	these Bye-Laws in their present form or as supplemented or amended from time to time.
"Board" or the "Directors" or the "Board of Directors"	the Board of Directors of the Company or the Directors (including alternate Directors).
"capital"	the share capital from time to time of the Company.
"Clear Days"
in relation to the period of a Notice, that period excluding the day when the Notice is given or served or deemed to be given or served and the day for which it is given or on which it is to take effect.
"Code"	the Internal Revenue Code of 1986, as amended, of the United States.
"Common Shares"	has the meaning assigned to it in Bye-Law 2.
"Company"	the company incorporated in Bermuda under the name of PXRE Group Ltd. on 1 June 1999.
"competent regulatory Authority"	a competent regulatory authority in the jurisdiction or place where the shares of the Company are listed or quoted on a stock exchange.
"Controlled Shares"	all shares of the Company directly, indirectly or constructively owned by a person as determined pursuant to sections 957 and 958 of the Code and the Treasury Regulations promulgated thereunder.
"Designated Stock Exchange"	a stock exchange which is an appointed stock exchange for the purposes of the Act in respect of which the shares of the Company are listed or quoted.
"dollars" and "$"	dollars, the legal currency of the United States.
"Exchange Act"	the Securities Exchange Act of 1934, as amended, of the United States.

WORD	MEANING

"General Meeting"	any meeting of the Members of the Company. The General Meeting convened once in every calendar year in compliance with the Act, shall be known as the "Annual General Meeting". Any General Meeting other than an Annual General Meeting, shall be known as a "Special General Meeting".
"indirect"	when referring to a holder or owner of shares, ownership of shares within the meaning of section 958(a)(2) of the Code.
"Member"	a duly registered holder from time to time of the shares in the capital of the Company.
"month"	a calendar month.
"9.5% U.S. Member"
a U.S. Person whose Controlled Shares constitute nine and one half percent (9.5%) or more of the voting power of all issued shares of the Company and who generally would be required to recognize income with respect to the Company under section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in section 957 of the Code and if the ownership threshold under section 951(b) of the Code were 9.5%.
"Notice"	as defined in Byelaw 37 of these Bye-Laws.
"Office"	the registered office of the Company for the time being.
"Officer"	any individual appointed by the Board pursuant to these Bye-Laws or by another officer to hold an office of the Company.
"paid up"	paid up or credited as paid up.
"Person"
any individual, general or limited partnership, corporation, association, trust, estate, company (including a limited liability company) or any other entity or organization, including a government, a political subdivision or agency or instrumentality thereof.
"Preferred Shares"	has the meaning assigned to it in Bye-Law 2.
"Register"	the principal register of Members and, where applicable, any branch register of Members of the Company to be kept pursuant to the provisions of the Act.
"Registration Office"
in respect of any class or series of share capital, such place as the Board may from time to time determine to keep a branch register of Members in respect of that class or series of share capital and where (except in cases where the Board otherwise directs) the transfers or other documents of title for such class or series of share capital are to be delivered for registration.
"Seal"	common seal or any one or more duplicate seals of the Company (including a securities seal) for use in Bermuda or in any place outside Bermuda.
"Secretary"	any Person appointed by the Board to perform any of the duties of secretary of the Company and includes any assistant, deputy, temporary or acting secretary.
"Securities Act"	the Securities Act of 1933, as amended, of the United States.

WORD	MEANING

"shares"	the Common Shares or Preferred Shares of the Company, as the case may be.
"Subsidiary"	any entity in which the Company owns, directly or indirectly, shares representing at least fifty percent (50%) of the voting power or fifty percent (50%) of the value of such entity.
"Tentative 9.5% U.S. Member"	a U.S. Person that, but for adjustments or restrictions on exercise of the voting power of shares pursuant to Bye-Law 20, would be a 9.5% U.S. Member.
"treasury share"	as defined in the Act.
"year"	a calendar year.
"U.S. Person"
(i) an individual who is a citizen or resident of the United States, (ii) a corporation or partnership that is, as to the United States, a domestic corporation or partnership, (iii) an estate that is subject to United States federal income tax on its income, regardless of its source, (iv) a "U.S. Trust;" a U.S. Trust is any trust (A) if and only if (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and (ii) one or more U.S. trustees have the authority to control all substantial decisions of the trust or (B) that has otherwise validly elected to be treated as a domestic trust under applicable U.S. Treasury regulations; or (v) any person that is treated as one of the foregoing for U.S. federal income tax purposes.
(2)
In these Bye-Laws, where not inconsistent with the context:

  (a)
  words denoting the singular include the plural and vice versa;

  (b)
  words denoting a gender include every gender;

  (c)
  words describing Persons include companies, associations and bodies of Persons whether corporate or not;

  (d)
  the word:

  (i)
  "may" shall be construed as permissive; and

  (ii)
  "shall" or "will" shall be construed as imperative;

  (e)
  expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, photography, facsimile, computer generated and electronic records;

  (f)
  references to any act, ordinance, statute or statutory provision (whether in Bermuda or elsewhere) shall be interpreted as relating to any statutory modification or re-enactment thereof for the time being in force;

  (g)
  unless otherwise provided herein words and expressions defined in the Act shall bear the same meanings in these Bye-Laws if not inconsistent with the context;

  (h)
  a resolution shall be a "Special Resolution" when it has been passed by the affirmative vote of Members holding not less than sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding shares entitled to vote, cast by such Members in person or, in the case of such Members as are corporations, by their respective duly authorized representative or, where proxies are allowed, by proxy, at a General Meeting of which not less than twenty-one (21) Clear Days' Notice, specifying (without prejudice to the power contained in these Bye-Laws to amend the same) the intention to propose the resolution as a special resolution, has been duly given;

    (i)
    a resolution shall be an "Ordinary Resolution" when it has been passed by a simple majority of votes cast by the Members, in person, by a representative or by proxy, at a General Meeting of which not less than twenty-one (21) Clear Days' Notice has been duly given;

    (j)
    a Special Resolution shall be effective for any purpose for which an Ordinary Resolution is expressed to be required under any provision of these Bye-Laws or the Act;

    (k)
    headings used in these Bye-Laws are for convenience only and are not to be used or relied upon in the construction of these Bye-Laws;

    (l)
    a reference to anything being done by electronic means includes it being done by means of any electronic or other communications equipment or facilities and reference to any communication being delivered or received, or being delivered or received at a particular place, includes the transmission of an electronic record to a recipient identified in such manner or by such means as the Board may from time to time approve or prescribe, either generally or for a particular purpose; and

    (m)
    a reference to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic record as the Board may from time to time approve or prescribe, either generally or for a particular purpose.

(3)
In these Bye-Laws, in calculating whether a resolution has been passed by a particular majority or whether a particular number of shares is represented at a General Meeting and, generally, for all purposes, in calculating the total number of votes cast or votes represented, as the case may be, the provisions of Bye-Law 20 hereof shall be taken into account in all cases in computing the number of votes cast or votes represented, as the case may be.

SHARES AND SHARE CAPITAL

2.
(1) The authorized share capital of the Company is $530,000,000 divided into the following classes of shares:

  (a)
  500,000,000 common shares, par value $1.00 per share ("Common Shares"); and

  (b)
  30,000,000 preferred shares, par value $1.00 per share ("Preferred Shares").

(2)
Subject to the provisions of these Bye-Laws, any shares of the Company held as treasury shares shall be at the disposal of the Board, which may hold all or any of the shares, dispose of or transfer all or any of the shares for cash or other consideration, or cancel all or any of the shares.

COMMON SHARES

3.    (1)    Subject to these Bye-Laws, at a General Meeting of the Company every holder of Common Shares shall be entitled to one vote for each share held by him on all matters submitted to a vote of the Members, but in all cases after giving effect to any adjustments to or restrictions on exercise of voting rights under Bye-Law 20.

        (2)   The Board may in its discretion, at any time, and from time to time, issue or cause to be issued all or any part of the authorized but unissued Common Shares of the Company for consideration of such character and value as the Board shall in its absolute discretion from time to time fix or determine.

        (3)   Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not issue any shares or grant options or warrants in a manner that the Board determines in its sole discretion may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

AUTHORITY OF BOARD TO ISSUE AND DIVIDE
PREFERRED SHARES INTO DIFFERENT SERIES

4.    (1)    The Board may in its discretion at any time, and from time to time, issue or cause to be issued all or any part of the authorized but unissued Preferred Shares of the Company for consideration of such character and value as the Board shall in its absolute discretion from time to time fix or determine.

        (2)   Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not issue any shares or grant options or warrants in a manner that the Board determines in its sole discretion may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

        (3)   Without prejudice to the generality of paragraph (1) of this Bye-Law, the Board is hereby further expressly authorized at any time, and from time to time, to consolidate, divide or subdivide any or all of the authorized but unissued Preferred Shares of the Company into several series, and to set the par value of any of the unissued Preferred Shares, and in the resolution or resolutions establishing a particular series, before issuance of any of the shares thereof, to fix and determine the number of shares and the designation of such series, so as to distinguish it from the shares of all other series and classes, and to fix and determine the voting rights, preferences, qualifications, privileges, limitations, options, conversion rights, redemption features, restrictions, and other special or relative rights of such series. Each of such series may differ from every other series previously authorized, as may be determined by the Board in any or all respects, to the fullest extent now, or hereafter, permitted by the laws of Bermuda including, but not limited to, the variations between different series in the following respects:

    (a)
    the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the Board;

    (b)
    the annual dividend or dividend rate for such series, and the date or dates from which dividends shall commence to accrue;

    (c)
    the par value of the shares prior to issue, provided, however, that the par value shall in no case be set at less than $1.00 per share;

    (d)
    the price or prices at which, and the terms and conditions on which, if any, the shares of such series may be redeemed or made redeemable;

    (e)
    the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series;

    (f)
    the preferential amount or amounts, if any, payable upon shares of such series in the event of the liquidation, dissolution, or winding up of the Company;

    (g)
    the terms and conditions, if any, upon which shares of such series may be converted and the class or series of shares of the Company or other securities into which such shares may be converted;

    (h)
    the relative seniority, priority or junior rank of such series as to dividends or assets in relation to any other classes or series of shares of the Company then or thereafter to be issued;

    (i)
    such other terms, preferences, qualifications, privileges, limitations, options, restrictions, and other special rights, if any, of shares of such series as the Board may, at the time of such resolution or resolutions, lawfully fix or determine;

    (j)
    cancel shares which, at the date of the passing of the resolution in that behalf, have not been taken or agreed to be taken by any Person; and

    (k)
    where any difficulty arises in regard to any consolidation, division or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion among the Members who would have been entitled to the fractions, and for this purpose the Board may authorize a Person to transfer the shares representing fractions to the purchaser thereof, or resolve that such net proceeds be paid to the Company for the Company's benefit; and such purchases shall not be bound to see to the application of the purchase money nor shall such Person's title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

        (4)   Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not consolidate, divide or subdivide Preferred Shares in a manner that the Board determines in its sole discretion may result in a non- de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

EMPLOYEE SHARE PURCHASE

5.    (1)    The Board may from time to time:

    (a)
    establish a plan or plans (including individual agreements) for employees, directors, officers, consultants and/or advisors of the Company, its subsidiaries or affiliates whereby the Company provides securities (whether restricted or otherwise), or options to purchase securities, or money for the purchase of, or subscription for, such securities and/or options, whether directly or indirectly through a trust established for the benefit of such employees, directors, officers, consultants and/or advisors;

    (b)
    provide for the making by the Company of loans to Persons, other than Directors, bona fide in the employment of the Company or any of its Subsidiaries, with a view to enabling those Persons to purchase or subscribe for fully-paid shares in the Company, to be held by themselves by way of beneficial ownership; and

    (c)
    provide for the giving by the Company, directly or indirectly, of financial assistance, whether by means of a loan, guarantee, the provision of security or otherwise, to its bona fide employees, or the bona fide employees of any of its Subsidiaries, whether or not they shall also be Directors, in order that they may buy shares in the Company and the Board may, in its discretion, from time to time require, as one of the terms of issue of any such shares or by contract, that any such employee shall be required or allowed to sell such shares to the Company, upon such terms and at such price as the Board may by such terms of issue or contract establish, when such employee ceases to be employed by the Company or any of its Subsidiaries.

COMPANY SHARE PURCHASE

6.    (1)    Subject to the Act, the Company's Memorandum of Association and these Bye-Laws and, where applicable, the rules of any Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase or otherwise acquire its own shares upon such terms and conditions as the Board shall determine, provided, however, that such purchase or acquisition may not be made if the Board determines in its sole discretion that it may result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

        (2)   The Board may, at its discretion and without the sanction of a resolution of the Members, authorise the acquisition by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be so purchased may be selected in any manner whatsoever, to be held as treasury shares, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Act. The whole or any part of the amount payable on any such acquisition may be paid or satisfied otherwise than in cash, to the extent permitted by the Act.

ALTERATION OF CAPITAL

7.
(1) The Company may from time to time by Ordinary Resolution in accordance with the Act:

  (a)
  increase its capital by such sum, to be divided into shares of such amounts, as the resolution shall prescribe;

  (b)
  consolidate and divide all or any of its capital into shares of larger amount than its existing shares;

  (c)
  divide its shares into several classes, and without prejudice to any special rights previously conferred on the holders of existing shares, attach thereto respectively any preferential, deferred, qualified or special rights, privileges, conditions or such restrictions, which, in the absence of any such determination by the Company in a General Meeting, as the Directors may determine, provided always that where the Company issues shares which do not carry voting rights, the words "non-voting" shall appear in the designation of such shares and where the equity capital includes shares with different voting rights, the designation of each class of shares, other than those with the most favorable voting rights, must include the words "restricted voting" or "limited voting";

  (d)
  sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum of Association (subject, nevertheless, to the Act), and may by such resolution determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have any such preferred rights or be subject to any such restrictions as compared with the other or others as the Company has power to attach to unissued or new shares;

  (e)
  change the currency denomination of its share capital; and

  (f)
  cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any Person, and diminish the amount of its capital by the amount of the shares so canceled;

Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company shall not alter the rights attaching to any class of shares if the Board, after taking into account any adjustments to or restrictions on exercise of voting rights under Bye-Law 20, determines in its sole discretion that any non de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any direct or indirect holders of shares or its affiliates may result from such variation.

        (2)   The Board may settle as it considers expedient any difficulty which arises in relation to any consolidation, division or subdivision under this Bye-Law and in particular but without prejudice to the generality of the foregoing may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion among the Members who would have been entitled to the fractions, and for this purpose the Board may authorize a Person to transfer the shares representing fractions to the purchaser thereof or resolve that such net proceeds be paid to the Company for the Company's benefit. Such purchaser will not be bound to see to the application of the purchase money nor shall such Person's title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

        (3)   The Company may from time to time by Ordinary Resolution in accordance with the Act reduce its authorized or issued share capital or any share premium account or other undistributable reserve in any manner permitted by applicable law.

        (4)   Except so far as otherwise provided by the conditions of issue, or by these Bye-Laws, any capital raised by the creation of new shares shall be treated as if it formed part of the original capital of the Company, and such shares shall be subject to the provisions contained in these Bye-Laws with reference to the payment of calls and installments, transfer and transmission, forfeiture, lien, cancellation, surrender, voting and otherwise.

        (5)   Subject to the Act and Bye-Laws 20 and 7(2), all or any of the special rights attached to the shares or any class of shares may, unless otherwise provided by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up) be varied, modified or abrogated either with the consent in writing of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the issued shares of that class or with the sanction of a special resolution passed at a separate General Meeting of the holders of the shares of that class. To every such separate General

Meeting all the provisions of these Bye-Laws relating to General Meetings of the Company shall, as the case may be, apply, but so that:

    (a)
    the necessary quorum shall be two or more Persons holding or representing by proxy not less than a majority of the issued shares of that class;

    (b)
    subject to the provisions of Bye-Law 20, every holder of shares of the class shall be entitled on a vote to one vote for every such share held by him; and

    (c)
    any holder of shares of the class present in person or by proxy may demand a vote.

        (6)   The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be varied, modified or abrogated by the creation or issue of further shares ranking pari passu therewith.

WARRANTS

8.    (1)    The Board may issue warrants conferring the right upon the holders thereof to subscribe for any class of shares or securities in the capital of the Company on such terms as the Board may from time to time determine. Notwithstanding the foregoing or any other provision of these Bye-Laws, the Company may not issue any warrants in a manner that the Board determines in its sole discretion may result in a non de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of shares or its affiliates.

        (2)   The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Act. Subject to the Act, the commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one and partly in the other.

        (3)   INTENTIONALLY LEFT BLANK

        (4)   Except as required by applicable law, no Person shall be recognized by the Company as holding any share in the capital of the Company upon any trust and the Company shall not be bound by or required in any way to recognize (even when having Notice thereof) any equitable, contingent, future or partial interest in any share or any fractional part of a share or (except only as otherwise provided by these Bye-Laws or by applicable law) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

        (5)   Subject to the Act and these Bye-Laws, the Board may at any time after the allotment of shares in the capital of the Company but before any Person has been entered in the Register as the holder, recognize a renunciation thereof by such recipient in favor of some other Person and may accord to any such recipient of a share a right to effect such renunciation upon and subject to such terms and conditions as the Board determines to impose.

SHARE CERTIFICATES

9.    (1)    Every share certificate shall specify the number and class and distinguishing numbers of the shares to which it relates, and the amount paid up thereon and may otherwise be in such form as the Directors may from time to time determine be issued under the Seal or signed by a Director, the Secretary or any person authorised by the Board for that purpose. No certificate shall be issued representing shares of more than one class. The Board may by resolution determine, either generally or in any particular case or cases, that any signatures on any such certificates (or certificates in respect of other securities) need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any Person. If any person holding office in the Company who has signed, or whose facsimile signature has been used on, any certificate ceases for any reason to hold office, such certificate may nevertheless be issued as though that person had not ceased to hold such office. Every share certificate shall recite that the voting rights relating to such shares are subject to the limitations contained in these Bye-Laws.

        (2)   In the case of a share held jointly by several Persons, the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to one of several joint holders shall be sufficient delivery to all such holders.

        (3)   Where a share stands in the names of two or more Persons, the Person first named in the Register shall as regards service of Notices and, subject to the provisions of these Bye-Laws, all or any other matters connected with the Company, except the transfer of the shares, be deemed the sole holder thereof.

        (4)   Every Person whose name is entered, upon an allotment of shares, as a Member in the Register shall be entitled, without payment, to receive one certificate for all such shares of any one class, or several certificates each for one or more of such shares of such class upon payment, for every certificate after the first, of such reasonable out-of-pocket expenses as the Board from time to time determines.

        (5)   Subject to paragraph (2) hereof, share certificates shall be issued, in the case of an issue of shares within twenty-one (21) days (or such longer period as the terms of the issue provide) after allotment, or in the case of a transfer of fully or partly paid shares within twenty-one (21) days after delivery of a transfer to the Company, not being a transfer which the Company is for the time being entitled to refuse to register and does not register.

        (6)   Notwithstanding any provision in these Bye-Laws to the contrary, a Person may by Notice to the Company elect that no certificate be issued in respect of shares registered or to be registered in his name and on receipt of such election the Company shall not be required to issue a certificate for such shares or may cancel an existing certificate without issuing another certificate in lieu thereof.

        (7)   Upon every transfer of shares, the certificate held by the transferor shall be given up to be canceled, and shall forthwith be canceled accordingly, and a new certificate shall be issued to the transferee in respect of the shares transferred to him. If any of the shares included in the certificate so given up shall be retained by the transferor a new certificate for the balance shall be issued to him.

        (8)   If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued to the relevant Member upon request and on payment of such fee as the Designated Stock Exchange or the Board may determine to be payable, and, subject to compliance with such terms (if any) as to evidence and indemnity and to payment of the costs and reasonable out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board shall determine and, in case of damage or defacement, on delivery of the old certificate to the Company, provided always that where share warrants have been issued, no new share warrant shall be issued to replace one that has been lost, stolen or destroyed unless the Directors are satisfied beyond reasonable doubt that the original has been lost, stolen or destroyed.

REGISTER

10.    (1)    The Company shall keep in one or more books a Register and shall enter therein the following particulars:

    (a)
    the name and address of each Member, the number and, where appropriate, the class or series of shares held by such Member and the amount paid or agreed to be considered as paid on such shares; and

    (b)
    the date on which each Person was entered in the Register.

        (2)   Subject to the Act, the Company may keep an overseas or local or other branch register of Members resident in any place, and the Board may make and vary such regulations as it determines in respect of the keeping of any such register and maintaining a Registration Office in connection therewith.

INSPECTION OF REGISTER OF MEMBERS

11.        The Register and branch register of Members, as the case may be, shall be open to inspection on every business day by any Person without charge or by any other Person, upon the maximum payment permitted under the Act, subject to such reasonable restrictions as the Board may impose, so that not less then two (2) hours in each business day be allowed for inspections, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or, if appropriate, upon the maximum payment permitted under the Act at the Registration Office. The Register, including any overseas or local or other branch register of Members, may, after Notice has been given by advertisement in an appointed newspaper and, where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be closed at such times or for such periods not exceeding in the aggregate thirty (30) days in each year as the Board may determine and either generally or in respect of any class or series of shares.

RECORD DATES

12.        Notwithstanding any provision of these Bye-Laws to the contrary, the Company or the Directors may fix any date as the record date for:

    (a)
    determining the Members entitled to receive any dividend, distribution, allotment or issue; and

    (b)
    determining the Members entitled to receive Notice of and to vote at any General Meeting of the Company.

TRANSFER OF SHARES

13.    (1)    Subject to the Act and to such of the restrictions contained in these Bye-Laws, as may be applicable, any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in any other form approved by the Board.

        (2)   The instrument of transfer shall be executed by or on behalf of the transferor. The Board may also resolve, either generally or in any particular case, upon request by the transferor, to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. Nothing in these Bye-Laws shall preclude the Board from recognizing a renunciation of the allotment or provisional allotment of any share by the allottee in favor of some other Person.

        (3)   The Board may, in its absolute discretion, and without giving any reason therefor, refuse to register a transfer of any share issued under any share plan for employees upon which a restriction on transfer imposed thereby still subsists, and it may also refuse to register a transfer of any share to more than four (4) joint holders. The Board may decline to approve or register or permit the registration of any transfer of shares if it appears to the Board that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its Affiliates would result from such transfer. Nothing in these Bye-Laws shall impair the settlement of transactions entered into through the facilities of a Designated Stock Exchange except as provided by such exchange.

        (4)   No transfer shall be made to an infant or to a Person of unsound mind or under other legal disability, known as such by the Company.

        (5)   INTENTIONALLY LEFT BLANK

        (6)   INTENTIONALLY LEFT BLANK

        (7)   Without limiting the generality of the preceding paragraph, the Board may decline to recognize any instrument of transfer unless:

    (a)
    the instrument of transfer is in respect of only one class of share;

    (b)
    the instrument of transfer is delivered to the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or the Registration Office (as the case may be) accompanied by the relevant share certificate(s) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other Person on his behalf, the authority of that Person so to do); and

    (c)
    if applicable, it shall be satisfied to the Board that the proposed transfer complies with the federal and state securities laws of the United States.

        (8)   If the Board refuses to register a transfer of any share in accordance with these Bye-Laws, it shall, within one hundred twenty (120) days after the date on which the transfer was delivered to the Company, send to each of the transferor and transferee Notice of the refusal.

        (9)   The registration of transfers of shares or of any class of shares may, after Notice has been given by advertisement in an appointed newspaper and, where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be suspended at such times and for such periods (not exceeding thirty (30) days in any year) as the Board may determine.

TRANSMISSION OF SHARES

14.    (1)    If a Member dies, the survivor or survivors where the deceased was a joint holder, and his legal representatives where he was a sole or only surviving holder, will be the only Persons recognized by the Company as having any title to his interest in the shares; but nothing in this Bye-Law will release the estate of a deceased Member (whether sole or joint) from any liability in respect of any share which had been solely or jointly held by him.

        (2)   Subject to the Act, any Person becoming entitled to a share in consequence of the death or bankruptcy or winding-up of a Member may, upon such evidence as to his title being produced as may be required by the Board, elect either to become the holder of the share or to have some Person nominated by him registered as the transferee thereof. If he elects to become the holder he shall notify the Company in writing either at the Registration Office or Office, as the case may be, to that effect. If he elects to have another Person registered he shall execute a transfer of the share in favor of that Person. The provisions of these Bye-Laws relating to the transfer and registration of transfers of shares shall apply to such Notice or transfer as aforesaid as if the death or bankruptcy of the Member had not occurred and the Notice or transfer were a transfer signed by such Member.

        The Board may decline to approve or register or permit the registration of shares if it appears to the Board that any non-de minimis adverse tax, regulatory or legal consequences to the Company, any subsidiary of the Company, or any direct or Indirect holder of shares or its Affiliates would result from such transfer.

        (3)   A Person becoming entitled to a share by reason of the death or bankruptcy or winding-up of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share. However, the Board may determine to withhold the payment of any dividend payable or other advantages in respect of such share until such Person shall become the registered holder of the share or shall have effectually transferred such share, but, subject to the requirements of these Bye-Laws being met, such a Person may vote at meetings.

UNTRACEABLE MEMBERS

15.    (1)    Without prejudice to the rights of the Company under paragraph (2) of this Bye-Law, the Company may cease sending a check for dividend entitlements or dividend warrants by mail if such check or warrants have been left uncashed on two consecutive occasions. However, the Company may exercise the power to cease sending a check for dividend entitlements or dividend warrant after the first occasion on which such a check or warrant is returned undelivered.

        (2)   The Company shall have the power to sell, in such manner as the Board shall determine, any shares of a Member who is untraceable, but no such sale shall be made unless:

    (a)
    all checks or warrants in respect of dividends of the shares in question, being not less than three in total number, for any sum payable in cash to the holder of such shares in respect of them sent during the relevant period in the manner authorized by these Bye-Laws have remained uncashed;

    (b)
    so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Member who is the holder of such shares or of a Person entitled to such shares by death, bankruptcy or operation of law; and

    (c)
    the Company, if so required by the rules governing the listing of shares on the Designated Stock Exchange, has given Notice to, and caused advertisement in newspapers in accordance with the requirements of, the Designated Stock Exchange to be made of its intention to sell such shares in the manner required by the Designated Stock Exchange, and a period of ninety (90) days or such shorter period as may be allowed by the Designated Stock Exchange has elapsed since the date of such advertisement.

For the purpose of the foregoing, the "relevant period" means the period commencing twelve years before the date of publication of the advertisement referred to in sub-paragraph (2)(c) of this Bye-Law and ending at the expiration of the period referred to in that paragraph.

        (3)   To give effect to any such sale the Board may authorize a Person to transfer the said shares and an instrument of transfer signed or otherwise executed by or on behalf of such Person shall be as effective as if it had been executed by the registered holder or the Person entitled by transmission to such shares, and the purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale will belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as the Board shall determine. Any sale under this Bye-Law shall be valid and effective notwithstanding that the Member holding the shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

GENERAL MEETINGS OF THE MEMBERS

16.    (1)    The Board shall convene and the Company shall hold Annual General Meetings of the Members in accordance with the requirements of the Act and these Bye-Laws. The Board may, whenever it shall determine, and shall, when required by the Act or these Bye-Laws, convene a General Meeting, other than an Annual General Meeting, which shall be called a Special General Meeting. Except with the unanimous approval of the Board, all Annual or Special General Meetings of the Company shall be held in Bermuda, but under no circumstance shall any General Meeting be held in the United States.

        (2)   The Board may determine to call Special General Meetings, and Members holding at the date of delivery of the written Notice not less than one-tenth (1/10) of the paid up capital of the Company carrying the right of voting at General Meetings of the Company shall at all times have the right, by written Notice to the Board or the Secretary of the Company, to require a Special General Meeting to be called by the Board for the transaction of any business specified in such Notice; and such meeting shall be held within sixty (60) days after the deposit of such Notice. If within twenty-one (21) days of such delivery, the Board fails to proceed to convene such meeting such Members may do so in accordance with the provisions of the Act.

NOTICE OF GENERAL MEETINGS

17.    (1)    An Annual General Meeting and any Special General Meeting of the Members shall be called by not less than twenty-one (21) Clear Days' Notice.

        (2)   Notice of every General Meeting shall be given in any manner permitted by these Bye-Laws to all Members other than those who, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such Notice from the Company.

        (3)   Notwithstanding that a General Meeting of the Company is called by shorter Notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:

    (a)
    in the case of a meeting called as an Annual General Meeting, by all the Members entitled to attend and vote thereat;

    (b)
    in the case of any other General Meeting, by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares giving that right.

        (4)   At any Annual or Special General Meeting of the Members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an Annual or Special General Meeting, business must be specified in the Notice of meeting (or any supplement thereto) given by or at the direction of the Board, otherwise properly brought before the meeting by or at the direction of the Board, or otherwise properly brought before the meeting by a Member. In addition to any other applicable requirements, for business to be properly brought before an Annual or Special General Meeting by a Member, the Member must have given timely Notice thereof in writing to the Secretary of the Company. To be timely, a Member's Notice must be delivered to or mailed and received at the Registration Office of the Company, (i) in the case of an Annual General Meeting, not more than one hundred and twenty (120) days nor less than ninety (90) days prior to the date of the Company's Annual General Meeting in the immediately preceding year and (ii) in the case of a Special General Meeting, not later than the close of business on the later of (A) the 60th day prior to the date of such meeting or (B) the close of business on the 10th day following the day on which a public announcement with respect to the date of such meeting is first made by the Company. A Member's Notice to the Secretary shall set forth as to each matter the Member proposes to bring before the meeting and any material interest of the Member in such business (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, if such business includes a proposal to amend either the Memorandum of Association or these Bye-Laws, the text of the proposed amendment, (ii) the name and record address of the Member proposing such business and the beneficial owner, if any, on whose behalf the proposal is being made, (iii) a representation that the Member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination, (iv) the class and number of shares of the Company which are beneficially owned or owned of record by the Member and the beneficial owner, if any, on whose behalf the proposal is being made, and any affiliates of associates of such Person and (v) any material interest of the Member in such business, including with respect to the Member and the beneficial owner, if any, on whose behalf the proposal is being made: (A) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such Person, or any affiliates or associates of such Person, with respect to shares of the Company, (B) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company) has been made by or on behalf of such Person, or any affiliates or associates of such Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such Person, or any affiliates or associates of such Person, or to increase or decrease the voting power or pecuniary or economic interest of such Person, or any affiliates or associates of such Person, with respect to shares of the Company and (C) a description of all agreements, arrangements or understandings (whether written or oral) between or among such Person, or any affiliates or associates of such Person, and any other person or persons (including their names) in connection with the proposal of any such business and any material interest of such Person or any affiliates or associates of such Person, in such business, including any anticipated benefit therefrom to such Person, or any affiliates or associates of such Person; provided, however, that Members may only give Notice to the Secretary of matters to be brought before an Annual or Special General Meeting for the purposes of this Bye-Law that are matters that are suitable and appropriate for submission to General Meetings of the Members of a publicly-quoted company as determined by the Board. In no event shall any adjournment or postponement of a meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Member's notice as described under this paragraph of this Bye-Law or of a Member's notice as described under paragraph (4) of Bye-Law 22.

        (5)   For the avoidance of doubt, paragraph (4) of this Bye-Law shall be the exclusive means for a Member to submit business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company's notice of meeting) for consideration by the Members at a meeting of the Members of the Company. Notwithstanding paragraph (4) of this Bye-Law and paragraph (4) of Bye-Law 22, a Member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in these Bye-Laws; provided, however, that any references in these Bye-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to any nomination or other business to be considered pursuant to this Bye-Law 17 or Bye-Law 22. Nothing in these Bye-Laws shall be deemed to affect any rights of shareowners to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

        (6)   Notwithstanding anything in the Bye-Laws to the contrary, no business shall be conducted at an Annual or Special General Meeting except in accordance with the procedures set forth in this Bye-Law; provided, however, that nothing in this Bye-Law shall be deemed to preclude discussion by any Member of any business properly brought before the Annual or Special General Meeting in accordance with the procedures herein detailed.

        (7)   The Chairman of an Annual or Special General Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Bye-Law, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        (8)   Any nomination or nominations of Persons for election to the Board of the Company made in accordance with the provisions of these Bye-Laws shall be deemed for the purposes of this Bye-Law to constitute business properly brought before an Annual or Special General Meeting, as the case may be.

        (9)   The accidental omission to give Notice of a meeting or (in cases where instruments of proxy are sent out with the Notice) to send such instrument of proxy to, or the non-receipt of such Notice or such instrument of proxy by, any Person entitled to receive such Notice shall not invalidate any resolution passed or the proceedings at that meeting.

        (10) For purposes of these Bye-Laws: (i) "beneficially owned" (and phrases of similar import), when referring to shares owned by a person, shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act and the rules and regulations promulgated thereunder, including shares which are beneficially owned, directly or indirectly, by any other person with which such person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the capital stock of the Company; and (ii) "publicly announced" and "public announcement" shall mean disclosure by the Company in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

PROCEEDINGS AT GENERAL MEETINGS

18.    (1)    No business shall be transacted at any General Meeting unless it shall have been properly brought before the Annual or Special General Meeting in accordance with these Bye-Laws and a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a Chairman which shall not be treated as part of the business of the meeting. Except as provided to the contrary in these Bye-Laws, Members representing a majority of the outstanding shares carrying the right to vote in the Company, represented in person or by proxy, shall constitute a quorum for all purposes. In calculating the amount of voting shares represented in person or by proxy to determine whether or not a quorum is present for purposes of this Bye-Law, the inspectors appointed in accordance with Bye-Law 19 hereof, shall calculate the number of votes represented in person or by proxy in accordance with the provisions of Bye-Law 20 hereof.

        (2)   If within five (5) minutes (or such longer time as the Chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Members, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the Chairman of the meeting may determine and at such adjourned meeting two Members present in person (whatever the number of shares held by them) shall be a quorum. The Company shall give not less than seven (7) days' Notice of any meeting adjourned through want of a quorum and such Notice shall state that two Members present in person (whatever the number of shares held by them) shall be a quorum.

        (3)   Each Director shall be entitled to attend and speak at any General Meeting of the Company.

        (4)   The Chairman of the Board shall preside as Chairman at every General Meeting. In his absence, the following shall preside in the order stated: the Deputy Chairman, any other Director appointed by the Board, the President, any Executive Vice President or any other Officer of the Company. If none of the foregoing is present within five (5) minutes after the time appointed for holding the meeting, or if none of them is willing to act as Chairman, the Directors present shall choose one of their number to act or if one Director only is present he shall preside as Chairman if willing to act. If no Director is present or if each of the Directors present declines to take the chair, the Persons present and entitled to vote shall elect one of their number to be Chairman.

        (5)   The Chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for three (3) months or more, Notice of the adjourned meeting shall be given as in the case of an original meeting.

        (6)   Except as provided to the contrary in these Bye-Laws, it shall not be necessary to give any Notice of an adjournment or of the business to be transacted at an adjourned meeting.

INSPECTORS

19.            The Board may, in advance of any meeting of Members, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the Chairman of the meeting may and on the request of any Member entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Members. On the request of the Chairman of the meeting or any Member entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No Director or candidate for the office of Director shall act as inspector. Inspectors need not be Members.

VOTING AT GENERAL MEETINGS

20.    (1)    Subject to the provisions of Bye-Law 20 below, and subject to any rights and restrictions for the time being attached to any class or classes or series of shares, every Member shall have one vote for each share carrying the right to vote on the matter in question of which he is the holder. Notwithstanding any other provisions of these Bye-Laws, all determinations in these Bye-Laws that are made by or subject to a vote or approval of Members shall be based upon the voting power of such Members' shares as determined pursuant to Bye-Law 20.

        (2)   Adjustment of Voting Power

    (a)
    The voting power of all shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Member. The Board shall implement the foregoing in the manner provided herein, provided however, that the foregoing provision and the remainder of this Bye-Law 20 (2) shall not apply in the event that one Member owns greater than 75% of the voting power of the issued shares of the Company determined without applying the voting power adjustments or eliminations under Bye-Law 20.

    (b)
    The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps necessary to ascertain, including those specified in Bye-Law 20 (6), through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.5% U.S. Member.

    (c)
    In the event that a Tentative 9.5% U.S. Member exists, the aggregate votes conferred by shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Member shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.5% U.S. Member will constitute less than 9.5% of the voting power of all issued and outstanding shares. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Member, the reduction in votes shall apply to such Members in descending order according to their respective Attribution Percentages, provided that, in the event of a tie, the reduction shall apply pro rata to such Members. The votes of Members owning no shares treated as Controlled Shares of any Tentative 9.5% U.S. Member shall, in the aggregate, be increased by the same number of votes subject to reduction as described above provided however that no shares shall be conferred votes to the extent that doing so will cause any person to be treated as a 9.5% U.S. Member. Such increase shall be apportioned to all such Members in proportion to their voting power at that time, provided that such increase shall be limited to the extent necessary to avoid causing any person to be a 9.5% U.S. Member. The adjustments of voting power described in this Bye-Law shall apply repeatedly until there is no 9.5% U.S. Member. The Board of Directors may deviate from any of the principles described in this Bye-Law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Member or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-Law 20, a share may carry a fraction of a vote.

        (3)   Other Adjustments of Voting Power

  In addition to the provisions of Bye-Law 20 (2), any shares shall not carry any right to vote to the extent that the Board of Directors determines that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other direct or indirect holder of shares or its affiliates, provided that no adjustment pursuant to this sentence shall cause any person to become a 9.5% U.S. Member.

        (4)   Notice

  Prior to the meeting on which Members shall vote on any matter (or prior to any vote in the case of notification to Members specified in item (3) of this Bye-Law), the Board may, in its sole discretion, (i) retain the services of an internationally recognized accounting firm or organization with comparable professional capabilities in order to assist the Company in applying the principles of Bye-Laws 20 (2) and 20 (3) and (ii) obtain from such firm or organization a statement describing the information obtained and procedures followed and setting forth the determinations made with respect to Bye-Laws 20 (2) and 20 (3), and (iii) notify in writing or orally each Member of the voting power conferred by its shares determined in accordance with Bye-Laws 20 (2) and 20 (3). For the avoidance of doubt, any failure by the Board to take any of the actions described in this Bye-Law 20 (4) shall not invalidate any votes cast or the proceedings at the meeting.

        (5)   Board Determination Binding

  Any determination by the Board as to any adjustments or eliminations of voting power of any shares made pursuant to Bye-Law 20 shall be final and binding and any vote taken based on such determination shall not be capable of being challenged solely on the basis of such determination.

        (6)   Requirement to Provide Information and Notice

    (a)
    The Board shall have the authority to request from any direct or indirect holder of shares, and such holder of shares shall provide, such information as the Board may reasonably request for the purpose of determining whether any holder's voting rights are to be adjusted. If such holder fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may determine in its sole discretion that such holder's shares shall carry no voting rights in which case such holder shall not exercise any voting rights in respect of such shares until otherwise determined by the Board.

    (b)
    Any direct or indirect holder of shares shall give notice to the Company within ten days following the date that such holder acquires actual knowledge that it is the direct or indirect holder of Controlled Shares of 9.5% or more of the voting power of all issued shares of the Company (without giving effect to voting power adjustments or eliminations under Bye-Law 20).

    (c)
    Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member's failure to respond to, or submission of incomplete or inaccurate information in response to, a request under Bye-Law 20 (6) (a) or from such Member's failure to give notice under Bye-Law 20 (6) (b).

    (d)
    Any information provided by any Member to the Company pursuant to this Bye-Law 20 (6) or for purposes of making the analysis required by Bye-Laws 20 (2) and 20 (3), shall be deemed "confidential information" (the "Confidential Information") and shall be used by the Company solely for the purposes contemplated by such Bye-Law (except as may be required otherwise by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the U.S. Internal Revenue Service (the "Service") if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-Law or (iii) as otherwise required by applicable law or regulation.

For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of all Members after application of Bye-Law 20. At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

        (7)   Subject to these Bye-Laws and to the Act, any matter submitted to the Members at a General Meeting for approval shall be approved by an Ordinary Resolution of the Members provided, however, that any matter submitted to the Members at a General Meeting for approval which relates to the amalgamation, merger or consolidation of the Company with another company or the sale, lease or exchange of all or substantially all of the assets of the Company shall be approved by at least a majority of the voting power of the then outstanding shares entitled to vote on such matter.

        (8)   A resolution put to the vote of a meeting shall be decided on a show of hands (and every Member present in person and every person holding a valid proxy at such meeting shall be entitled to, for each voting share of which such person is the holder or for which such person holds a proxy, the number of votes determined pursuant to Bye-Law 20 and shall cast such vote by raising his or her hand) unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a vote) a vote is demanded by:

    (a)
    the Chairman of such meeting; or

    (b)
    at least three (3) Members present in person or, in the case of a Member being a corporation, by its duly authorized representative, or by proxy, for the time being entitled to vote at the meeting; or

    (c)
    a Member or Members present in person or, in the case of a Member being a corporation by its duly authorized representative or, by proxy, and representing not less than one-tenth (1/10) of the total voting rights of all Members having the right to vote at the meeting; or

    (d)
    a Member or Members present in person or, in the case of a Member being a corporation by its duly authorized representative, or by proxy, and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth (1/10) of the total sum paid up on all shares conferring that right.

A demand by a Person as proxy for a Member, or in the case of a Member being a corporation by its duly authorized representative, shall be deemed to be the same as a demand by a Member.

        (9)   Unless a vote is duly demanded and the demand is not withdrawn, a declaration by the Chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect made in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.

        (10) If a vote is duly demanded, the result of the vote shall be deemed to be the resolution of the meeting at which the vote was demanded. There shall be no requirement for the Chairman to disclose the voting figures on a vote.

        (11) A vote demanded on the election of a Chairman, or on a question of adjournment, shall be taken forthwith. A vote demanded on any other question shall be taken in such manner (including the use of ballot or voting papers) and either forthwith or at such time (being not later than thirty (30) days after the date of the demand) and place as the Chairman directs. It shall not be necessary (unless the Chairman otherwise directs) for Notice to be given of a vote not taken immediately.

        (12) The demand for a vote shall not prevent the continuance of a meeting or the transaction of any business other than the question on which the vote has been demanded, and, with the consent of the Chairman, it may be withdrawn at any time before the close of the meeting or the taking of the vote, whichever is the earlier.

        (13) Where a vote is taken, votes may be given either personally or by proxy. and every person present at such meeting shall have for each voting share of which such person is the holder or for which such person holds a proxy, the number of votes determined pursuant to Bye-Law 20.

        (14) A Person entitled to more than one vote on a vote need not use all his votes or cast all the votes he uses in the same way. Notwithstanding the preceding sentence, nothing herein is intended to allow for cumulative voting in the election of Directors and cumulative voting in the election of Directors is expressly prohibited.

        (15) In the case of an equality of votes, whether on a show of hands or on a vote, the Chairman of such meeting shall be entitled to a second or casting vote in addition to any other vote he may have.

        (16) Where there are joint holders of any share any one of such joint holders may vote, either in person or by proxy, in respect of such share as if he were solely entitled thereto, but if more than one of such joint holders be present at any meeting the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. Several executors or administrators of a deceased Member in whose name any share stands shall for the purposes of this Bye-Law be deemed joint holders thereof.

        (17) A Member who is a patient for any purpose relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of Persons incapable of managing their own affairs may vote, whether on a show of hands or on a vote, by his receiver, committee, curator bonis or other Person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other Person may vote by proxy, and may otherwise act and be treated as if he were the registered holder of such shares for the purposes of General Meetings, provided that such evidence as the Board may require of the authority of the Person claiming to vote shall have been deposited at the Office, Registration Office or such other place as the Board may designate, as appropriate, not less than forty-eight (48) hours before the time appointed for holding the meeting, or adjourned meeting or vote, as the case may be.

        (18) Any Person entitled under these Bye-Laws to be registered as the holder of any shares may vote at any General Meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that at least forty-eight (48) hours before the time of the holding of the meeting or adjourned meeting, as the case may be, at which he proposes to vote, he shall satisfy the Board of his entitlement to such shares, or the Board shall have previously admitted his right to vote at such meeting in respect thereof.

        (19) No Member shall, unless the Board otherwise determines, be entitled to attend and vote and to be counted in a quorum at any General Meeting unless he is duly registered and all calls or other sums presently payable by him in respect of shares in the Company have been paid.

        (20) If: (a) any objection shall be raised to the qualification of any voter; or (b) any votes have been counted which ought not to have been counted or which might have been rejected; or (c) any votes are not counted which ought to have been counted; the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the Chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the Chairman decides that the same may have affected the decision of the meeting. The decision of the Chairman on such matters shall be final and conclusive.

        (21) Notwithstanding section 77A of the Act anything which may be done by resolution of the Members in a general meeting shall not be done by resolution in writing.

CERTAIN SUBSIDIARIES

20A.    (1)    Voting of Subsidiary Shares. Notwithstanding any other provision of these Bye-Laws to the contrary, if the Company is required or entitled to vote at a general meeting of any direct non-U.S. subsidiary of the Company, the Board shall refer the subject matter of the vote to the Members of the Company on a poll (subject to Bye-Law 20) and seek authority from the Members for the Company's corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary. The Board shall cause the Company's corporate representative or proxy to vote the Company's shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary. The Board shall have authority to resolve any ambiguity.

        (2)   Bye-Law or Articles of Association of Certain Subsidiaries. The Board in its discretion shall require that the Bye-Law or Articles of Association or similar organizational documents of each subsidiary of the Company, organized under the laws of a jurisdiction outside the United States of America, other than any non-U.S. subsidiary that is a direct or indirect subsidiary of a U.S. Person, shall contain provisions substantially similar to Bye-Law 23 and 24. The Company shall enter into agreements, as and when determined by the Board, with each such subsidiary, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-Law.

PROXIES AND CORPORATE REPRESENTATION

21.    (1)    Any Member entitled to attend and vote at a meeting of the Company shall be entitled to appoint another Person as his proxy to attend and vote instead of him. A Member may appoint a proxy in respect of part only of his holding of shares in the Company. A proxy need not be a Member of the Company.

        (2)   The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other Person authorized to sign the same. In the case of an instrument of proxy purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed, unless the contrary appears, that such officer was duly authorized to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.

        (3)   The instrument appointing a proxy and (if required by the Board) the power of attorney or other authority (if any) under which it is signed, or a certified copy of such power or authority, shall be delivered to such place or one of such places (if any) as may be specified for that purpose in or by way of Notice to or in any document accompanying the Notice convening the meeting (or, if no place is so specified at the Registration Office or the Office, as may be appropriate) not less than forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the Person named in the instrument proposes to vote or, in the case of a vote taken subsequently to the date of a meeting or adjourned meeting, not less than twenty-four (24) hours before the time appointed for the taking of the vote, and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of one (1) year from the date named in it as the date of its execution, except at an adjourned meeting or on a vote demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within one (1) year from such date. Delivery of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting convened and in such event, the instrument appointing a proxy shall be deemed to be revoked.

        (4)   Instruments of proxy shall be in any common form or in such other form as the Board may approve (provided that this shall not preclude the use of the two-way form) and the Board may send out with the Notice of any meeting, forms of instrument of proxy for use at the meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a vote and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy may determine. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

        (5)   A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Office or the Registration Office (or such other place as may be specified for the delivery of instruments of proxy in the Notice convening the meeting or other document sent therewith) at least two (2) hours before the commencement of the meeting or adjourned meeting, or the taking of the vote, at which the instrument of proxy is used.

        (6)   Anything which under these Bye-Laws a Member may do by proxy he may likewise do by his duly appointed attorney and the provisions of these Bye-Laws relating to proxies and instruments appointing proxies shall apply, as the case may be, in relation to any such attorney and the instrument under which such attorney is appointed.

        (7)   Any corporation which is a Member may by any authorized officer authorize such Person as it may determine to act as its representative at any meeting of the Company or any class of Members. The Person so authorized shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were an individual Member and such corporation shall for the purposes of these Bye-Laws be deemed to be present in person at any such meeting if a Person so authorized is present thereat. Any reference in these Bye-Laws to a duly authorized representative of a Member being a corporation shall mean a representative authorized under the provisions of this Bye-Law.

        (8)   If a clearing house is a Member, it may authorize such Person or Persons as it determines to act as its representative or representatives at any meeting of the Company or at any meeting of any class of Members provided that, if more than one Person is so authorized, the authorization shall specify the number and class of shares in respect of which each such Person is so authorized. A Person so authorized under the provisions of this Bye-Law shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual Member. For the purposes of this Bye-Law, "clearing house" means any clearing house or other similar body recognized by the laws of the jurisdiction in which the shares of the Company are listed or quoted on a Designated Stock Exchange.

NOMINATION AND REMOVAL OF DIRECTORS

22.    (1)    The number of Directors which shall constitute the whole Board of Directors of the Company shall be such number (not less than three (3) or more than thirteen (13)) as the Company may by Ordinary Resolution determine. The Board shall be divided into three classes, Class I, Class II and Class III. The number of Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Directors by three and if a fraction is also contained in such quotient, then if such fraction is one-third (1/3) the extra Director shall be a member of Class III and if the fraction is two-thirds (2/3) one of the Directors shall be member of Class III and the other shall be a member of Class II. Each Director shall serve for a term ending on the third Annual General Meeting following the annual meeting at which such Director was elected; provided however, that the initial term of each Class and the classes to which the first slate of Directors elected hereunder belong, shall be determined by the Ordinary Resolution at the time of such initial election. The foregoing notwithstanding, each Director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.

        (2)   For the purpose of the preceding paragraph, reference to the first election of Directors is to the election at the 1999 Annual General Meeting of the Company. At each annual election held thereafter, the Directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the Directors they succeed. If for any reason the number of Directors in the various classes shall not conform with the formula set forth in the preceding paragraph, the Board may redesignate any Director to a different class in order that the balance of Directors in such classes shall conform thereto.

        (3)   A Director need not be a Member.

        (4)   Only Persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of Persons for election to the Board of the Company may be made at a meeting of Members called for the election of directors, or at the discretion of the Board, by any nominating committee or Person appointed by the Board, by any Member of the Company entitled to vote for the election of Director at the meeting who complies with the Notice procedures set forth in this Bye-Law. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely Notice to the Secretary of the Company. To be timely, a Member's Notice shall be delivered to or mailed and received at the Registration Office of the Company, (i) in the case of an Annual General Meeting, not more than one hundred and twenty (120) days nor less than ninety (90) days prior to the date of the Company's Annual General Meeting in the immediately preceding year and (ii) in the case of a Special General Meeting, not later than the close of business on the later of (A) the 60th day prior to the date of such meeting or (B) the close of business on the 10th day following the day on which a public announcement with respect to the date of such meeting is first made by the Company. Such Member's Notice to the Secretary shall set forth (a) as to each Person whom the Member proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the Person, (ii) the principal occupation or employment of the Person, (iii) the class and number of shares of Common Shares of the Company which are beneficially owned or owned of record by the Person and any affiliates of associates of such Person and the name of and number of shares of the Company beneficially held by each such Person, (iv) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such Person, or any affiliates or associates of such Person, with respect to shares of the Company, (v) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company) has been made by or on behalf of such Person, or any affiliates or associates of such Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such Person, or any affiliates or associates of such Person, or to increase or decrease the voting power or pecuniary or economic interest of such Person, or any affiliates or associates of such Person, with respect to shares of the Company, (vi) any other information relating to the Person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Schedule 14A of the Exchange Act, and (vii) the consent of each nominee to serve as a Director, if so elected, together with an undertaking, signed by each proposed nominee, to furnish the Company any information it may request upon the advice of counsel for the purpose of determining such proposed nominee's eligibility to serve as a Director; and (b) as to the Member giving the Notice (i) the name and record address of the Member and the beneficial owner, if any, on whose behalf the proposal is being made, (ii) a representation that the Member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination, (iii) the class and number of shares of the Company which are beneficially owned or owned of record by the Member and the beneficial owner, if any, on whose behalf the proposal is being made, and any affiliates of associates of such Person and (iv) any material interest of the Member in such business, including with respect to the Member and the beneficial owner, if any, on whose behalf the proposal is being made: (A) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such Person, or any affiliates or associates of such Person, with respect to shares of the Company, (B) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company) has been made by or on behalf of such Person, or any affiliates or associates of such Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such Person, or any affiliates or associates of such Person, or to increase or decrease the voting power or pecuniary or economic interest of such Person, or any affiliates or associates of such Person, with respect to shares of the Company and (C) a description of all agreements, arrangements or understandings (whether written or oral) between or among such Person, or any affiliates or associates of such Person, and any other person or persons (including their names) in connection with the proposal of any such business and any material interest of such Person or any affiliates or associates of such Person, in such business, including any anticipated benefit therefrom to such Person, or any affiliates or associates of such Person. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. No Persons shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth herein.

        (5)   The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        (6)   The Directors shall (subject to any resolution of the Members to the contrary) have the power from time to time and at any time to appoint any Person as a Director to fill a casual vacancy on the Board, provided, however, that the number of Directors so appointed shall not exceed any maximum number determined from time to time by the Members in a General Meeting. Any Director so appointed by the Board shall hold office until the next election of the class for which such director shall have been chosen and shall then be eligible for re-election at that meeting.

        (7)   Neither a Director nor an Alternate Director, as the case may be, shall be required to hold any shares of the Company by way of qualification and a Director or an Alternate Director (as the case may be) who is not a Member shall be entitled to receive Notice of and to attend and speak at any General Meeting of the Company and of all classes of shares of the Company.

        (8)   Notwithstanding anything to the contrary in these Bye-Laws, the Members may remove a Director, with or without cause, at any time prior to the expiration of such Director's period of office or in any agreement between the Company and such Director (but without prejudice to any claim for damages under any such agreement) at a General Meeting convened and held in accordance with these Bye-Laws at which a majority of the holders of shares entitled to vote thereon vote in favor of such action provided that the Notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director fourteen (14) days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for his removal.

        (9)   A vacancy on the Board created by the removal of a Director under paragraph (8) of this Bye-Law may be filled by the election or appointment by the Members at the meeting at which such Director is removed to hold office until the next election of the class for which such director shall have been chosen, but subject to any resolution of the Members to the contrary, the Board may fill any vacancy in the number left unfilled.

        (10) A retiring Director shall be eligible for re-election.

        (11) The office of a Director shall be vacated if the Director:

    (a)
    resigns his office by Notice delivered to the Company at the Office or tendered at a meeting of the Board whereupon the Board resolves to accept such resignation; or

    (b)
    becomes of unsound mind (as determined by the Board in its sole discretion) or dies; or

    (c)
    without special leave of absence from the Board, is absent from meetings of the Board for six consecutive meetings, and the Board resolves that his office be vacated; or

    (d)
    becomes bankrupt or has a receiving order made against him or suspends payment or comprises with his creditors; or

    (e)
    is prohibited by law from being a Director; or

    (f)
    ceases to be a Director by virtue of any provision of the Act or is removed from office pursuant to this Bye-Law.

ALTERNATE DIRECTORS

23.    (1)    Any Director may at any time by Notice delivered to the Office or at a meeting of the Directors appoint any Person to be his alternate Director (an "Alternate Director"). Any Person so appointed shall have all the rights and powers of the Director or Directors for whom such Person is appointed in the alternative provided that such Person shall not be counted more than once in determining whether or not a quorum is present. An Alternate Director may be removed at any time by the Director who appointed him and, subject thereto, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. Any appointment or removal of an Alternate Director shall be effected by Notice signed by the appointor and delivered to the Office or tendered at a meeting of the Board. An Alternate Director may also be a Director in his own right and may act as alternate to more than one other Director. An Alternate Director shall, if his appointor so requests, be entitled to receive Notices of meetings of the Board or of committees of the Board to the same extent as, but in lieu of, the Director appointing him and shall be entitled to such extent to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present and generally at such meeting to exercise and discharge all the functions, powers and duties of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Bye-Laws shall apply as if he were a Director save that as an alternate for more than one Director his voting rights shall be cumulative.

        (2)   An Alternate Director shall only be a Director for the purposes of the Act and shall only be subject to the provisions of the Act insofar as they relate to the duties and obligations of a Director when performing the functions of the Director for whom he is appointed in the alternative and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for the Director appointing him. An Alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified by the Company to the same extent, as the case may be, as if he were a Director but he shall not be entitled to receive from the Company any fee in his capacity as an Alternate Director except only such part, if any, of the remuneration otherwise payable to his appointor as such appointor may by Notice to the Company from time to time direct.

        (3)   Every Person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). If his appointor is for the time being unavailable or unable to act, the signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board of which his appointor is a member shall, unless the Notice of his appointment provides to the contrary, be as effective as the signature of his appointor.

        (4)   An Alternate Director shall ipso facto cease to be an Alternate Director if his appointor ceases for any reason to be a Director, however, such Alternate Director or any other Person may be re-appointed by the Directors to serve as an Alternate Director provided always that, if at any meeting any Director retires but is re-elected at the same meeting, any appointment of such Alternate Director pursuant to these Bye-Laws which was in force immediately before his retirement shall remain in force as though he had not retired.

DIRECTORS' COMPENSATION

24.        The amount, if any, of Directors' fees, retainers, awards of shares and options, or other remuneration shall from time to time be determined by the Board. In addition, each Director shall be paid his reasonable traveling, hotel and incidental expenses in attending and returning from meetings of the Board or committees appointed by the Board, or any Annual General Meeting or Special General Meeting of the Members, and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a Director. Any question as to the reasonableness of expenses as provided herein shall be a matter to be determined by the Board. Any Director who by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

DIRECTORS' AND OFFICERS' INTERESTS

25.    (1)    A Director may:

    (a)
    hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and, subject to the relevant provisions of the Act, upon such terms as the Board may determine. Any remuneration (whether by way of salary or otherwise) paid to any Director in respect of any such other office or place of profit shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law;

    (b)
    act by himself or his firm in a professional capacity for the Company (otherwise than as Auditor) and he or his firm may be remunerated for professional services as if he were not a Director;

    (c)
    continue to be or become a director, manager or other officer or member of any other Person whether or not promoted by the Company or in which the Company may be interested as a vendor, shareholder or otherwise and (unless otherwise agreed) no such Director shall be accountable for any remuneration or other benefits received by him as a director, manager or other officer or member of or from his interests in any such other Person.

  Notwithstanding anything contained in these Bye-Laws to the contrary, any Director may exercise or cause to be exercised the voting powers conferred by the shares in any other company held or owned by the Company, or exercisable by him as director of such other company in such manner in all respects as he may determine (including the exercise thereof in favor of any resolution appointing himself as a director, manager or other officer of such company, or voting or providing for the payment of remuneration to the director, managing director, joint managing director, deputy managing director, executive director, manager or other officers of such other company) and any Director may vote in favor of the exercise of such voting rights in the manner aforesaid notwithstanding that he may be, or about to be, appointed a director, manager or other officer of such a company, and that as such he is or may become interested in the exercise of such voting rights in the manner aforesaid.

        (2)   Subject to the Act and to these Bye-Laws, no Director or Officer or proposed Director or Officer shall be disqualified by his office from contracting with the Company or any Subsidiary, either with regard to his tenure of any office or place of profit or as vendor, purchaser or in any other manner whatever, nor shall any such contract or any other contract or arrangement in which any Director or Officer is in any way interested be liable to be avoided, nor shall any Director or Officer so contracting or being so interested be liable to account to the Company or the Members for any remuneration, profit or other benefits realized by any such contract or arrangement by reason of such Director or Officer holding that office or of the fiduciary relationship thereby established, provided that such Director or Officer shall disclose the nature of his interest in any contract or arrangement in which he is interested in accordance with these Bye-Laws.

        (3)   A Director or Officer who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his interest at the first opportunity at the meeting of the Board at which the question of entering into the contract or arrangement is first considered, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested.

        (4)   For the purposes of the preceding paragraph, a Director shall furnish Notice to the Board to the effect that: (a) he is a member or officer of a specified company or firm and is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with that company or firm; or (b) he is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with a specified Person who is connected with him; and such Notice shall be deemed to be a sufficient declaration of interest under these Bye-Laws in relation to any such contract or arrangement, provided that no such Notice shall be effective unless either it is given at a meeting of the Board or the Director or Officer takes reasonable steps to secure that it is brought up and read at the next Board meeting after it is given.

GENERAL POWERS OF THE BOARD OF DIRECTORS

26.    (1)    The business of the Company shall be managed and conducted by the Board, which may exercise all powers of the Company (whether relating to the management of the business of the Company or otherwise) which are not by the Act or by these Bye-Laws required to be exercised by the Members. No regulations made by the Company in a General Meeting shall invalidate any prior act of the Board which would have been valid if such regulations had not been made.

The general powers given by this Bye-Law shall not be limited or restricted by any special authority or power given to the Board by any other Bye-Law.

        (2)   Any Person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed as the case may be by any Officer acting on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company as the case may be and shall, subject to applicable law, be binding on the Company; provided, however, that no such contract or agreement or deed, document or instrument may be executed on the Company's behalf within the United States unless specifically authorized by resolution of the Board.

        (3)   Without prejudice to the general powers conferred by these Bye-Laws it is hereby expressly declared that the Board shall have the following powers, namely:

    (a)
    to give to any Person (including, without limitation, any Director, Officer, or employee) the right or option of requiring at a future date that an allotment shall be made to him of any share at par or at such premium as may be agreed; and

    (b)
    to give to any Director, Officer or employee of the Company an interest in any particular business or transaction or participation in the profits thereof or in the general profits of the Company either in addition to or in substitution for a salary or other remuneration.

        (4)   The Board may by power of attorney appoint in writing any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may determine, and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may determine, and may also authorize any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney or attorneys may, if so authorized in writing, execute any, instrument or other documents with the same effect as the execution of the Company.

PROCEEDINGS OF THE BOARD OF DIRECTORS

27.    (1)    The Board may meet for the conduct of business, adjourn and otherwise regulate its meetings as it considers appropriate. Actions to be taken at any meeting shall be determined by a majority of votes cast, provided a quorum is present.

        (2)   A meeting of the Board may be convened by the Secretary on request of the President or by any two (2) Directors, provided that no business shall be transacted at a Board meeting unless not less than seven (7) Clear Days' Notice of the meeting shall be given to each Director with reasonable details of the business to be transacted and provided further that any Director may by Notice to the Company agree that no Notice needs, or any shorter Notice specified in a Notice may, be given to him. The Secretary shall convene a meeting of the Board, of which Notice may be given in writing or by telephone or in such other manner as the Board may from time to time determine, whenever he shall be required so hereunder. Any Director may waive Notice of any meeting either prospectively or retrospectively.

        (3)   The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be a majority of the Directors. An Alternate Director shall be counted in a quorum in the case of the absence of a Director for whom he is the alternate provided that he shall not be counted more than once for the purpose of determining whether or not a quorum is present.

        (4)   Directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment through which all Persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a Meeting as if those participating were present in person.

        (5)   Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of such Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

        (6)   The continuing Directors or a sole continuing Director may act notwithstanding any vacancy in the Board but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these

Bye-Laws, the continuing Directors or Director, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Bye-Laws as the quorum or that there is only one continuing Director, may act for the purpose of filling vacancies in the Board or of summoning General Meetings of the Company but not for any other purpose.

        (7)   The Board may elect a Chairman and a Deputy Chairman of its meetings and determine the period for which they are respectively to hold such office. If no Chairman or Deputy Chairman is elected, or if at any meeting neither the Chairman nor any Deputy Chairman is present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Acting Chairman of the meeting.

        (8)   A meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

        (9)   The Board may delegate any of its powers, authorities and discretions to committees (including, but not limited to, an Executive Committee, an Audit Committee, a Nominating Committee, a Human Resources Committee, and an Investment Committee), consisting of Directors or Officers or other persons as it may determine, and they may, from time to time, revoke such delegation or revoke the appointment of and discharge any such committees either wholly or in part, and either as to Persons or purposes. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board.

        (10) All acts done by any such committee in conformity with such regulations, and in fulfillment of the purposes for which it was appointed, but not otherwise, shall have like force and effect as if done by the Board, and the Board shall have power to remunerate the members of any such committee, and charge such remuneration to the current expenses of the Company.

        (11) The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board under the preceding paragraph.

        (12) A resolution in writing signed by all the Directors (provided that such number is sufficient to constitute a quorum and further provided that a copy of such resolution has been given or the contents thereof communicated to all the Directors for the time being entitled to receive Notices of Board meetings in the same manner as Notices of meetings are required to be given by these Bye-Laws) shall be as valid and effectual as if a resolution had been passed at a meeting of the Board duly convened and held provided that (i) any such resolution shall be valid only if the Board determines necessary the signature of the last Director to sign is affixed outside the United States, and (ii) the Board may declare such resolution to be invalid if the Board determines that the use of a resolution in writing would result in a non-de minimis adverse tax, regulatory or legal consequence to the Company, any subsidiary of the Company, or any direct or indirect holder of shares or its affiliates. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors and for this purpose a facsimile signature of a Director shall be treated as valid.

        (13) All acts bona fide done by the Board or by any committee or by any Person acting as a Director or member of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member or the Board or such committee or Person acting as aforesaid or that they or any of them were disqualified or had vacated office, be as valid as if every such Person had been duly appointed and was qualified and had continued to be a Director or member of such committee.

OFFICERS

28.    (1)    The Officers of the Company who may or may not be Directors may be appointed by the Board from time to time, all of whom shall be deemed to be Officers for the purposes of the Act and these Bye-Laws.

        (2)   The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board or another Officer from time to time.

        (3)   The authority of any Officer of the Company so long as such Officer shall be physically present in the United States, shall be limited to maintaining an oversight and review of and providing recommendations and information to the Board, but not to any third party, regarding the affairs of the Company pertaining to any of its Subsidiaries incorporated in the United States and otherwise to enable the Company to fulfill its role as the holder of shares of such Subsidiaries. Such Officer while physically present in the United States shall have no authority (i) to negotiate or conclude contracts in the name of the Company (or any of its Subsidiaries not incorporated in the United States) or otherwise bind the Company (or any of its Subsidiaries not incorporated in the United States), or (ii) to conduct or manage any activities of the Company (or any of its Subsidiaries not incorporated in the United States), or (iii) to act in any way which might result in the Company (or any of its Subsidiaries not incorporated in the United States) being considered to be engaged in a trade or business in the United States within the meaning of the Code. Any purported action or contract done or made by such Officer or any other duly appointed Officer of the Company in violation of the provisions hereof shall be null and void ab initio and the Company or any of its Subsidiaries shall in no way be bound or affected by any such action or contract done or made in violation hereof.

        (4)   The Directors shall, as soon as may be after each appointment or election of Directors, elect the Officers of the Company, and a Chairman and a Deputy Chairman of the Board of Directors.

        (5)   The Officers shall receive such remuneration as the Directors may from time to time determine.

        (6)   The Company may in accordance with the Act appoint a resident representative ordinarily resident in Bermuda and the resident representative shall maintain an office in Bermuda and comply with the provisions of the Act. The Company shall provide the resident representative with such documents and information as the resident representative may require in order to be able to comply with the provisions of the Act. The resident representative shall be entitled to have Notice of, attend and be heard at all meetings of the Board or meetings of the Members.

        (7)   The Secretary, or an Assistant Secretary, shall attend all meetings of the Members and of the Board (and its committees) and shall keep correct minutes of such meetings and enter the same in the proper books provided for the purpose. The Secretary shall perform such other duties as are prescribed by the Act or these Bye-Laws or as may be prescribed by the Board.

        (8)   The Chairman or the Deputy Chairman of the Board of Directors, as the case may be, shall act as chairman at all meetings of the Members and of the Directors at which he is present. In the absence of both the Chairman and the Deputy Chairman, a chairman shall be appointed or elected by those present at the meeting.

        (9)   The Officers of the Company shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Directors or another Officer from time to time.

        (10) Any provision of the Act or of these Bye-Laws requiring or authorizing a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same Person acting both as Director and as or in place of the Secretary.

REGISTER OF DIRECTORS AND OFFICERS

29.    (1)    The Board shall cause to be kept in one or more books at its Office a Register of Directors and Officers and shall enter therein the particulars required by the Act.

        (2)   The Register of Directors and Officers shall be open to inspection at the Office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two (2) hours in each business day be allowed for inspection.

MINUTES

30.        The Board shall cause Minutes to be duly entered in books provided for the purpose: (i) of all elections and appointments of Officers; (ii) of the names of the Directors present at each meeting of the Directors and of any committee appointed by the Board; and (iii) of all resolutions and proceedings of each General Meeting of the Members, meetings of the Board and meetings of committees of the Board.

SEAL

31.    (1)    The Board may authorise the production of a Seal and one or more duplicate seals, which shall consist of a circular device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof.

        (2)   Any document required to be under seal or executed as a deed on behalf of the Company may be:

    (a)
    executed under Seal; or

    (b)
    signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.

        (3)   The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of:

    (a)
    a Director;

    (b)
    the Secretary; or

    (c)
    any one person authorised by the Board for that purpose.

DESTRUCTION OF DOCUMENTS

32.        The Company shall be entitled to destroy the following documents at the following times:

    (a)
    any share certificate which has been canceled at any time after the expiration of one (1) year from the date of such cancellation;

    (b)
    any dividend mandate or any variation or cancellation thereof or any notification of change of name or address at any time after the expiration of two (2) years from the date such mandate, variation, cancellation or notification was recorded by the Company;

    (c)
    any instrument of transfer of shares which has been registered at any time after the expiration of seven (7) years from the date of registration;

    (d)
    any allotment letters after the expiration of seven (7) years from the date of issue thereof; and

    (e)
    copies of powers of attorney, grants of probate and letters of administration at any time after the expiration of seven (7) years after the account to which the relevant power of attorney, grant of probate or letters of administration related has been closed;

and it shall conclusively be presumed in favor of the Company that every entry in the Register purporting to be made on the basis of any such documents so destroyed was duly and properly made and every share certificate so destroyed was a valid certificate duly and properly canceled and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company; provided, however, that: (1) the foregoing provisions of this Bye-Law shall apply only to the destruction of a document in good faith and without Notice to the Company that the preservation of such document was relevant to a claim; (2) nothing contained in this Bye-Law shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (1) above are not fulfilled; and (3) references in this Bye-Law to the destruction of any document include references to its disposal in any manner.

DIVIDENDS AND OTHER DISTRIBUTIONS

33.    (1)    Subject to the Act, the Board may from time to time declare dividends in any currency or property to be paid to the Members. The Board may also make a distribution to the Members out of any contributed surplus (as ascertained in accordance with the Act).

        (2)   No dividend shall be paid or other distribution made out of contributed surplus if to do so would render the Company unable to pay its liabilities as they become due or the realizable value of its assets would thereby become less than the aggregate of its liabilities and its issued share capital and share premium accounts.

        (3)   Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide:

    (a)
    all dividends shall be declared and paid according to the amounts paid; and

    (b)
    all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

        (4)   The Board may from time to time pay to the Members such interim dividends as appear to the Board to be justified by the profits of the Company and in particular (but without prejudice to the generality of the foregoing) if at any time the share capital of the Company is divided into different classes, the Board may pay such interim dividends in respect of those shares in the capital of the Company which confer on the holders thereof deferred or non-preferential rights as well as in respect of those shares which confer on the holders thereof preferential rights with regard to dividends and provided that the Board acts bona fide the Board shall not incur any responsibility to the holders of shares conferring any preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non-preferential rights and may also pay any fixed dividend which is payable on any shares of the Company quarterly or on any other dates, whenever such profits, in the opinion of the Board, justifies such payment.

        (5)   The Board may deduct from any dividend or other monies payable to a Member by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise.

        (6)   No dividend or other monies payable by the Company on or in respect of any share shall bear interest against the Company.

        (7)   Any dividend, interest or other sum payable in cash to the holder of shares may be paid by check or warrant sent through the mail addressed to the holder at his registered address or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his address as appearing in the Register or addressed to such Person and at such address as the holder or joint holders may in writing direct. Every such check or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such shares, and shall be sent at his or their risk and payment of the check or warrant by the bank on which it is drawn shall constitute a good discharge to the Company notwithstanding that it may subsequently appear that the same has been stolen or that any endorsement thereon has been forged. Any one of two or more joint holders may give effectual receipts for any dividends or other monies payable or property distributable in respect of the shares held by such joint holders.

        (8)   All dividends or bonuses unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend or bonuses unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

        (9)   Whenever the Board has resolved that a dividend be declared or paid, the Board may further resolve that such dividend be satisfied wholly or in part by the distribution of specific assets of any kind and in particular of paid up shares, debentures or warrants to subscribe securities of the Company or any other company, or in any one or more of such ways, and where any difficulty arises in regard to the distribution the Board may settle the same as it thinks expedient, and in particular may issue certificates in respect of fractions of shares, disregard fractional entitlements or round the same up or down, and may fix the value for distribution of such specific assets, or any part thereof, and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Board and may appoint any Person to sign any requisite instruments of transfer and other documents on behalf of the Persons entitled to the dividend, and such appointment shall be effective and binding on the Members. The Board may resolve that no such assets shall be made available to Members with registered addresses in any particular territory or territories where, in the absence of a registration statement or other special formalities, such distribution of assets would or might, in the opinion of the Board, be unlawful or impracticable and in such event the only entitlement of the Members aforesaid shall be to receive cash payments as aforesaid. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

        (10) Whenever the Board has resolved that a dividend be declared or paid on any class of the share capital of the Company, the Board may further resolve either:

    (a)
    that such dividend be satisfied wholly or in part in the form of an allotment of shares credited as fully paid up, provided that the shareholders entitled thereto will be entitled to elect to receive such dividend (or part thereof if the Board so determines) in cash in lieu of such allotment. In such case, the following provisions shall apply:

    (i)
    the basis of any such allotment shall be determined by the Board;

    (ii)
    the Board, after determining the basis of allotment, shall give not less than two (2) weeks' Notice to the holders of the relevant shares of the right of election accorded to them, and shall send with such Notice, forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be delivered in order to be effective;

      (iii)
      the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

      (iv)
      the dividend (or that part of the dividend to be satisfied by the allotment of shares as aforesaid) shall not be payable in cash on shares in respect whereof the cash election has not been duly exercised ("the non-elected shares") and in satisfaction thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the non-elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalize and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the non-elected shares on such basis; or

    (b)
    that the Members entitled to such dividend shall be entitled to elect to receive an allotment of shares credited as fully paid up in lieu of the whole or such part of the dividend as the Board may determine. In such case, the following provisions shall apply:

    (i)
    the basis of any such allotment shall be determined by the Board;

    (ii)
    the Board, after determining the basis of allotment, shall give not less than fourteen (14) days' Notice to the holders of the relevant shares of the right of election accorded to them and shall send with such Notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be delivered in order to be effective;

    (iii)
    the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

    (iv)
    the dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not be payable in cash on shares in respect whereof the share election has been duly exercised ("the elected shares") and in lieu thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalize and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the elected shares on such basis.

    (11)
    (a) The shares allotted under paragraph (10) of this Bye-Law shall rank pari passu in all respects with shares of the same class (if any) then in issue save only as regards participation in the relevant dividend or in any other distributions, bonuses or rights paid, made, declared or announced prior to or contemporaneously with the payment or declaration of the relevant dividend unless, contemporaneously with the announcement by the Board of their proposal under paragraph (10) of this Bye-Law in relation to the relevant dividend or contemporaneously with their announcement of the distribution, bonus or rights in question, the Board shall specify that the shares to be allotted under paragraph (10) of this Bye-Law shall rank for participation in such distribution, bonus or rights.

    (b)
    The Board may do all acts and things considered necessary or expedient to give effect to any capitalization under paragraph (10) of this Bye-Law, with full power to the Board to make such provisions as it determines in the case of shares becoming distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are aggregated and sold and the net proceeds distributed to those entitled, or are disregarded or rounded up or down or whereby the benefit of fractional entitlements accrues to the Company rather than to the Members concerned). The Board may authorize any Person to enter into on behalf of all Members interested, an agreement with the Company providing for such capitalization and matters incidental thereto and any agreement made pursuant to such authority shall be effective and binding on all concerned.

        (12) The Board may resolve in respect of any particular dividend of the Company that notwithstanding the provisions of paragraph (10) of this Bye-Law such dividend may be satisfied wholly in the form of an allotment of shares credited as fully paid up without offering any right to shareholders to elect to receive such dividend in cash in lieu of such allotment.

        (13) The Board may on any occasion determine that rights of election and the allotment of shares under paragraph (10) of this Bye-Law shall not be made available or made to any Members with registered addresses in any territory where, in the absence of a registration statement or other special formalities, the circulation of an offer of such rights of election or the allotment of shares would or might, in the opinion of the Board, be unlawful or impracticable, and in such event the provisions aforesaid shall be read and construed subject to such determination. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

        (14) Any resolution declaring a dividend on shares of any class may specify that the same shall be payable or distributable to the Persons registered as the holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable or distributable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any such shares. The provisions of this Bye-Law shall, as the case may be, apply to bonuses, capitalization issues, distributions of realized capital profits or offers or grants made by the Company to the Members.

        (15) Before declaring any dividend, the Board may set aside out of the profits of the Company such sums as it determines as reserves which shall, at the discretion of the Board, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time determine and so that it shall not be necessary to keep any investments constituting the reserve or reserves separate or distinct from any other investments of the Company. The Board may also, without placing the same to reserves, carry forward any profits which it may think prudent not to distribute.

CAPITALIZATION

34.    (1)    The Board may resolve to capitalize any part of the amount for the time being standing to the credit of any reserve account or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up (i) unissued shares, debentures or other obligations to be allotted or distributed fully paid pro rata to the Members or any class of Members or (ii) in full or partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or other distribution. In addition, the Board may, subject to the Act, resolve to capitalize any part of the amount for the time being standing to the credit of the Company's share premium account by applying such sum in paying up unissued shares to be issued to the Members, or class of Members, as fully paid bonus shares.

        (2)   The Board may settle, as it considers appropriate, any difficulty arising in regard to any distribution under the preceding paragraph and in particular may issue certificates in respect of fractions of shares or authorize any Person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any Members in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any Person to sign on behalf of the Persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Members.

ACCOUNTING RECORDS

35.    (1)    The Board shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipts and expenditures take place, and of the property, assets, credits and liabilities of the Company and of all other matters required by the Act or necessary to give a true and fair view of the Company's affairs and to explain its transactions.

        (2)   The accounting records shall be kept at the Office or, subject to the Act, at such other place or places as the Board decides outside of the United States and shall always be open to inspection by the Directors of the Company. No Member (other than a Director of the Company) shall have any right of inspecting any accounting record or book or document of the Company except as conferred by law or authorized by the Board or the Company in a General Meeting.

        (3)   Subject to the Act, a printed copy of the balance sheet and profit and loss account, including every document required by law to be annexed thereto, made up to the end of the applicable financial year and containing a summary of the assets and liabilities of the Company under convenient headings and a statement of income and expenditures, together with a copy of the Auditors' report, shall be sent to each Person entitled thereto at least twenty-one (21) days before the date of the Annual General Meeting and laid before the Company at such meeting in accordance with the requirements of the Act provided that this Bye-Law shall not require a copy of those documents to be sent to any Person of whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.

AUDIT

36.    (1)    Subject to the Act, at the Annual General Meeting or at a subsequent Special General Meeting in each year, the Members shall appoint an Auditor to audit the accounts of the Company and such Auditor shall hold office until the Members appoint another Auditor. Such Auditor may be a Member but no Director or Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

        (2)   Subject to the Act, a Person, other than a retiring Auditor, shall not be capable of being appointed Auditor at an Annual General Meeting unless Notice of an intention to nominate that Person to the office of Auditor has been given not less than fourteen (14) days before the Annual General Meeting and furthermore, the Company shall send a copy of any such Notice to the retiring Auditor.

        (3)   The Members, by a resolution passed by at least two-thirds of the votes cast at a General Meeting of which notice specifying the intention to pass such resolution was given, may remove the Auditor at any time before the expiration of his term of office and shall by Ordinary Resolution at that meeting appoint another Auditor in his stead for the remainder of his term, provided that, not less than twenty-one (21) days before the date of the meeting, notice in writing of the proposed resolution is given to the incumbent auditor and to the auditor proposed to be appointed.

        (4)   Subject to the Act, the accounts of the Company shall be audited at least once in every year.

        (5)   The remuneration of the Auditor shall be fixed by the Company in a General Meeting or in such manner as the Members may determine.

        (6)   If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall as soon as practicable convene a Special General Meeting to fill the vacancy.

        (7)   The statement of income and expenditures and the balance sheet provided for by these Bye-Laws shall be examined by the Auditor and compared by him with the books, accounts and vouchers relating thereto; and he shall make a written report thereon stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from Directors or Officers of the Company, whether the same has been furnished and has been satisfactory. The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in a General Meeting. The generally accepted auditing standards referred to herein may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor should disclose this fact and name such country or jurisdiction.

        (8)   The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

GIVING NOTICE AND ACCESS

37.    (1)    Notice may be given by the Company to a Member:

    (a)
    by delivering it to such Member in person; or

    (b)
    by sending it by letter mail or courier to such Member's address in the Register of Members; or

    (c)
    by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

    (d)
    by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

        (2)   Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

        (3)   Any notice delivered in accordance with Bye-Law 37(1) (a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means. Any notice delivered in accordance with Bye-Law 37(1)(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.

WINDING UP

38.    (1)    The Board shall have power in the name and on behalf of the Company to present a petition to the court for the Company to be wound up.

        (2)   A resolution that the Company be wound up by the court or be wound up voluntarily shall be a special resolution.

        (3)   If the Company shall be wound up (whether the liquidation is voluntary or by the court) the liquidator may, with the authority of a special resolution and any other sanction required by the Act, divide among the Members in specie or kind the whole or any part of the assets of the Company and whether or not the assets shall consist of properties of one kind or shall consist of properties to be divided as aforesaid of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like authority, vest any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator with the like authority shall determine, and the liquidation of the Company may be closed and the Company dissolved, but so that no contributory shall be compelled to accept any shares or other property in respect of which there is a liability.

INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY

39.    (1)    The Directors and Officers (such term to include, for the purposes of this Bye-Law, any individual appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and held harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other Persons with whom any monies or effects belonging to the Company shall or may be delivered or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be deposited or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said individuals.

        (2)   Each Member and the Company agree to waive any claim or right of action he or it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action, in the performance of his duties, or supposed duties, with or for the Company; provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer. Any repeal or modification of this Bye-Law shall not adversely affect any right or protection of a Director or Officer of the Company existing immediately prior to such repeal or modification.

        (3)   Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer, liquidator or trustee to repay such amount unless it shall ultimately be determined that the individual is entitled to be indemnified by the Company as authorized in these Bye-Laws or otherwise pursuant to the laws of Bermuda.

AMENDMENT OF BYE-LAWS

40.        Any amendment to these Bye-Laws or to the Company's Memorandum of Association shall be approved by the Board and decided on by an Ordinary Resolution of the Members.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000123504_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Nabil N. El-Hage 02 Mural R. Josephson 03 Gary V. Woods ARGO GROUP INTERNATIONAL HOLDINGS, LTD. ATTN: MARTIN RUSSELL 110 PITTS BAY ROAD PEMBROKE HM08BERMUDA VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To consider and approve an amendment and restatement of our Bye-Laws; 3 To vote on a proposal to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers; 4 To consider and approve the recommendation of the Audit Committee of our Board of Directors that Ernst & Young LLP be appointed as our independent auditors for the fiscal year ending December 31, 2012 and to refer the determination of the independent auditors remuneration to the Audit Committee of our Board of Directors. NOTE: WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL GENERAL MEETING OR NOT, YOU ARE REQUESTED TO SUBMIT YOUR PROXY EITHER ELECTRONICALLY OR, BY COMPLETING, SIGNING AND RETURNING THIS PROXY CARD TO ENSURE THAT THESE SHARES WILL BE REPRESENTED. The vote of each shareholder is important. Information about accessing the proxy materials is contained on the reverse side. We urge you to access the proxy materials on the Internet or to request an email or a paper copy of them as promptly as possible. This will ensure that you will be able to complete your proxy card in a timely manner so that these shares will be voted at the Annual General Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000123504_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . ARGO GROUP INTERNATIONAL HOLDINGS, LTD. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of Argo Group International Holdings, Ltd. ("Argo Group") hereby appoints MARK E. WATSON III and DAVID J. DOYLE, and each of them, with the full power of substitution to each, as the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote as specified herein, all shares of Common Stock held of record by the undersigned on March 7, 2012 at the 2012 Annual General Meeting of Shareholders of the Company to be held on Tuesday, May 8, 2012 at 10:30 a.m. Bermuda local time at 110 Pitts Bay Road, Hamilton, Bermuda and at any adjournments or postponements thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND AVAILABILITY OF PROXY MATERIALS DATED MARCH 22, 2012. THE DIRECTORS RECOMMEND VOTES ON THE REVERSE SIDE. Continued and to be signed on reverse side